UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

BNY Mellon Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon International Stock Index Fund

SEMIANNUAL REPORT April 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon International Stock Index Fund’s Class I shares produced a total return of 28.32%, and its Investor shares returned 28.09%.1 This compares with a 28.84% total return for the fund’s benchmark, the MSCI EAFE® Index (the “Index”), during the same period.2

International stocks gained ground during the reporting period amid central bank policies that supported investor confidence, the implementation of a COVID-19 vaccine rollout and impending economic reopening. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Stimulus and Optimism Supports Equity Rally

After a bout of fall volatility, investor sentiment turned optimistic in November 2020. Resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19 economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

As the equity rally continued and sentiment strengthened, global bond yields rose and investors pulled back in March 2021. Economic centers of Europe such as Italy, France and Spain reinstituted lockdown measures as COVID-19 cases once again began to surge. During the month, the U.S. government passed another COVID-19 relief bill. The Biden administration also began to lay the groundwork for an infrastructure plan. Investor concerns were mollified as earnings season brought positive financial news from reporting companies. The equity rally continued in April. Stocks produced strong results for the six months.

Consumer Discretionary Sector Drives Index Returns

The consumer discretionary sector was among the leading contributors to returns during the period. High demand from Chinese consumers, which was one of the first markets impacted by COVID-19 and one of the first to recover, supported sales of several consumer brands during the six months. Luxury goods saw the highest demand. Companies that provide online gambling services also posted strong performance. Information technology was another standout performer. A shortage of chips and other semiconductor products has led to price increases for these goods. Widespread 5G technology rollout and an increased need for cloud storage has increased demand for these items. Software companies also saw increased demand for their products, as people continued to work from home and upgrade their software. From a country perspective, companies based in Japan made the largest contribution to returns, as performance was positive, and it is the largest country in the Index. European companies also posted strong performance. Banks based in France were among the standout leaders, as were financial companies based in the United Kingdom.

In a period of such strong equity returns, a few sectors trailed the broader market. The utilities sector lagged, due in part to its positioning as a defensive investment. Defensive investments were out of favor during the period. In addition, the real estate sector faced several headwinds. REITs that own office and commercial real estate, as well as commuter transportation such as trains, faced difficulties as people in developed-world major metropolitan hubs largely continued to work from home.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and the U.S. Federal Reserve remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. We expect the vaccine rollout and resulting economic reopening to support markets as well. As always, we continue to monitor factors that affect the fund’s investments.

May 17, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign-denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries.

Diversification cannot assure a profit or protect against loss.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Index Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$3.39	$1.98
Ending value (after expenses)	$1,280.90	$1,283.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$3.01	$1.76
Ending value (after expenses)	$1,021.82	$1,023.06
†

Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.6%
Australia - 7.3%
Afterpay	7,164	[a]	642,832
AGL Energy	21,139		145,537
AMP	120,305	[a]	103,355
Ampol	8,189		161,311
APA Group	39,736		307,151
Aristocrat Leisure	18,915		542,429
ASX	6,342		356,716
Aurizon Holdings	63,696		184,220
AusNet Services	58,160		84,945
Australia & New Zealand Banking Group	94,962		2,104,754
BHP Group	97,840		3,556,511
BHP Group	70,070		2,116,934
BlueScope Steel	16,817		280,521
Brambles	48,542		389,158
CIMIC Group	3,476	[b]	51,967
Coca-Cola Amatil	17,542	[c]	179,729
Cochlear	2,196		375,860
Coles Group	44,371		558,229
Commonwealth Bank of Australia	58,936		4,047,880
Computershare	16,721		182,005
Crown Resorts	13,142	[a]	123,647
CSL	15,108		3,149,620
Dexus	36,321		284,781
Evolution Mining	55,063		195,093
Fortescue Metals Group	55,970		974,573
Goodman Group	56,017		816,739
Insurance Australia Group	82,365		310,547
LendLease Group	23,781		233,067
Macquarie Group	11,478		1,420,166
Magellan Financial Group	4,531		169,442
Medibank Private	90,828		215,605
Mirvac Group	134,453		278,980
National Australia Bank	109,182		2,245,024
Newcrest Mining	27,100		550,030
Northern Star Resources	34,266		274,930
Oil Search	67,429		195,438
Orica	14,150		147,594
Origin Energy	61,010		195,326
Qantas Airways	29,853	[a]	113,975
QBE Insurance Group	49,075	[a]	371,893
Ramsay Health Care	6,266		325,439

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Australia - 7.3% (continued)
REA Group	1,804		220,344
Rio Tinto	12,402		1,159,740
Santos	61,143		328,407
Scentre Group	173,823		363,882
SEEK	11,515	[a]	275,021
Sonic Healthcare	14,962		412,977
South32	163,366		362,666
Stockland	81,370		293,760
Suncorp Group	43,867		355,303
Sydney Airport	44,895	[a]	214,289
Tabcorp Holdings	71,699		274,991
Telstra	139,122		363,555
The GPT Group	63,105		224,831
TPG Telecom	13,924		59,096
Transurban Group	91,311		997,647
Treasury Wine Estates	23,286		180,190
Vicinity Centres	134,226		163,744
Washington H Soul Pattinson & Co.	3,612		84,321
Wesfarmers	37,948		1,583,288
Westpac Banking	119,856		2,317,273
WiseTech Global	4,994		120,076
Woodside Petroleum	32,468		567,270
Woolworths Group	42,244		1,280,157
			41,166,781
Austria - .2%
Erste Group Bank	9,154	[a]	325,638
OMV	5,033	[a]	247,413
Raiffeisen Bank International	4,817		105,311
Verbund	2,347		192,675
Voestalpine	3,878	[a]	168,257
			1,039,294
Belgium - .9%
Ageas	5,905		357,592
Anheuser-Busch InBev	25,503		1,808,448
Colruyt	1,939	[a]	114,990
Elia Group	1,103		119,422
Galapagos	1,373	[a]	107,002
Groupe Bruxelles Lambert	1,430		156,376
Groupe Bruxelles Lambert	2,354		257,421
KBC Group	8,409		653,500
Proximus	4,764		101,527
Sofina	498		189,274
Solvay	2,538		322,640

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Belgium - .9% (continued)
UCB	4,300		398,662
Umicore	6,667		405,120
			4,991,974
Chile - .1%
Antofagasta	12,885		332,289
Denmark - 2.4%
Ambu, Cl. B	5,454		305,194
AP Moller - Maersk, Cl. A	108		253,823
AP Moller - Maersk, Cl. B	201		498,963
Carlsberg, Cl. B	3,393		594,356
Chr. Hansen Holding	3,565	[a]	327,574
Coloplast, Cl. B	3,917		648,121
Danske Bank	22,661		430,879
Demant	3,761	[a]	188,060
DSV Panalpina	6,857		1,526,632
Genmab	2,209	[a]	814,960
GN Store Nord	4,283		386,643
H. Lundbeck	2,476		76,222
Novo Nordisk, Cl. B	57,203		4,227,935
Novozymes, Cl. B	7,047		501,283
Orsted	6,259	[d]	910,081
Pandora	3,275	[a]	371,456
Rockwool International, Cl. B	244		109,131
Tryg	11,422		261,152
Vestas Wind Systems	32,935		1,367,325
			13,799,790
Finland - 1.2%
Elisa	4,735		268,719
Fortum	14,664		385,793
Kesko, Cl. B	9,122		277,857
Kone, Cl. B	11,341		891,218
Neste	13,981		848,287
Nokia	188,775		894,417
Nordea Bank	2,007		20,790
Nordea Bank	105,233		1,093,179
Orion, Cl. B	3,458		153,235
Sampo, Cl. A	15,545		739,790
Stora Enso, Cl. R	19,203		367,589
UPM-Kymmene	17,758		694,596
Wartsila	15,073		194,960
			6,830,430
France - 10.9%
Accor	6,061	[a]	243,821

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
France - 10.9% (continued)
Aeroports de Paris	1,018	[a]	130,550
Air Liquide	15,722		2,648,064
Airbus	19,521	[a]	2,344,458
Alstom	8,423	[a]	460,003
Amundi	2,059	[d]	183,393
Arkema	2,359		294,846
Atos	3,346		227,452
AXA	64,709		1,830,643
BioMerieux	1,382		164,403
BNP Paribas	37,330		2,396,948
Bollore	29,639		149,602
Bouygues	7,618		326,331
Bureau Veritas	9,624		287,848
Capgemini	5,323		974,983
Carrefour	20,128		389,636
Cie de Saint-Gobain	16,846		1,063,008
Cie Generale des Etablissements Michelin	5,599		809,923
CNP Assurances	5,455		95,487
Covivio	1,790		159,891
Credit Agricole	38,007		588,320
Danone	20,480		1,443,333
Dassault Aviation	84		91,477
Dassault Systemes	4,370		1,013,473
Edenred	8,170		463,038
Eiffage	2,825		309,381
Electricite de France	20,749		303,057
Engie	60,956		906,273
EssilorLuxottica	9,450		1,572,062
Eurazeo	1,238		103,122
Faurecia	3,881		209,431
Gecina	1,536		224,611
Getlink	14,362		228,384
Hermes International	1,058		1,327,632
Iliad	477		86,644
Ipsen	1,242		120,096
Kering	2,512		2,012,249
Klepierre	6,672	[a]	177,424
La Francaise des Jeux SAEM	3,066	[d]	157,076
Legrand	8,904		866,889
L'Oreal	8,367		3,436,246
LVMH	9,227		6,944,710
Natixis	30,620		149,576

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
France - 10.9% (continued)
Orange	65,931		821,704
Orpea	1,774	[a]	228,275
Pernod Ricard	6,940		1,424,016
Publicis Groupe	7,447		482,083
Remy Cointreau	797	[a]	159,228
Renault	6,410	[a]	258,251
Safran	10,625		1,585,808
Sanofi	37,637		3,946,637
Sartorius Stedim Biotech	907		416,732
Schneider Electric	17,888		2,859,967
SCOR	5,202	[a]	168,357
SEB	867		157,894
Societe Generale	27,281		776,630
Sodexo	2,892	[a]	288,815
Suez	11,751		280,660
Teleperformance	1,938		748,378
Thales	3,490		355,623
Total	83,733		3,707,103
Ubisoft Entertainment	3,094	[a]	232,303
Unibail-Rodamco-Westfield	4,579		378,017
Valeo	7,710		249,632
Veolia Environnement	18,277		581,956
Vinci	17,423		1,913,942
Vivendi	27,444		956,641
Wendel	887		118,122
Worldline	7,969	[a,d]	781,855
			61,794,423
Germany - 8.6%
adidas	6,318		1,951,014
Allianz	13,695		3,562,954
BASF	30,490		2,458,994
Bayer	32,597		2,108,660
Bayerische Motoren Werke	10,959		1,098,468
Bechtle	898		183,034
Beiersdorf	3,302		372,794
Brenntag	5,261		472,398
Carl Zeiss Meditec-BR	1,359		239,386
Commerzbank	34,484	[a]	227,645
Continental	3,699		501,028
Covestro	6,070	[d]	397,140
Daimler	28,408		2,528,332
Delivery Hero	4,269	[a,d]	677,768
Deutsche Bank	64,887	[a]	905,101

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Germany - 8.6% (continued)
Deutsche Boerse	6,345		1,094,995
Deutsche Lufthansa	9,899	[a,b]	127,776
Deutsche Post	33,112		1,948,722
Deutsche Telekom	110,606		2,130,368
Deutsche Wohnen	11,512		623,596
E.ON	74,836		901,920
Evonik Industries	7,020		245,793
Fresenius & Co.	13,909		684,687
Fresenius Medical Care & Co.	7,014		558,284
GEA Group	5,214		228,840
Hannover Rueck	1,973		364,757
HeidelbergCement	4,889		448,031
HelloFresh	4,977	[a]	412,858
Henkel & Co.	3,401		338,622
HOCHTIEF	910		85,290
Infineon Technologies	43,311		1,749,041
KION Group	2,469		246,200
Knorr-Bremse	2,502		307,326
LANXESS	2,890		212,652
LEG Immobilien	2,405		334,830
Merck	4,304		757,634
MTU Aero Engines	1,783		449,937
Muenchener Rueckversicherungs-Gesellschaft	4,644		1,343,210
Nemetschek	2,077		154,801
Puma	3,207		338,203
Rational	164		137,157
RWE	21,231		804,468
SAP	34,694		4,880,139
Scout24	3,622	[d]	301,705
Siemens	25,419		4,242,385
Siemens Energy	13,261	[a]	443,176
Siemens Healthineers	9,123	[d]	521,672
Symrise	4,330		559,237
TeamViewer	4,945	[a,d]	235,149
Telefonica Deutschland Holding	38,134		110,884
Uniper	6,564		239,374
United Internet	3,522		148,393
Volkswagen	1,084	[a]	345,423
Vonovia	17,425		1,145,944
Zalando	5,151	[a,d]	535,802
			48,423,997

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Hong Kong - 3.2%
AIA Group	401,800		5,107,830
ASM Pacific Technology	10,800		163,150
BOC Hong Kong Holdings	121,500		428,156
Budweiser Brewing	55,500	[d]	175,239
CK Asset Holdings	85,475		535,944
CK Hutchison Holdings	88,975		729,081
CK Infrastructure Holdings	21,000		128,630
CLP Holdings	54,288		535,645
ESR Cayman	54,800	[a,d]	186,798
Galaxy Entertainment Group	73,277	[a]	643,363
Hang Lung Properties	69,000		187,957
Hang Seng Bank	25,300		496,414
Henderson Land Development	47,138		209,459
HK Electric Investments	91,000		91,133
HKT Trust & HKT	124,660		180,932
Hong Kong & China Gas	353,588		567,023
Hong Kong Exchanges & Clearing	39,942		2,412,515
Hongkong Land Holdings	38,300		189,612
Jardine Matheson Holdings	7,146		479,073
Link REIT	69,722		658,815
Melco Resorts & Entertainment, ADR	7,348	[a]	141,743
MTR	50,756		282,657
New World Development	50,141		264,995
PCCW	149,476		86,553
Power Assets Holdings	48,000		295,003
Sino Land	107,730		159,818
SJM Holdings	59,530	[a]	76,899
Sun Hung Kai Properties	43,199		652,101
Swire Pacific, Cl. A	16,500		133,267
Swire Properties	40,400		120,633
Techtronic Industries	45,865		829,689
The Bank of East Asia	42,589		89,409
WH Group	322,500	[d]	281,550
Wharf Real Estate Investment	56,311		323,542
Xinyi Glass Holdings	58,000		204,965
			18,049,593
Ireland - 1.0%
CRH	25,995		1,228,354
DCC	3,227		279,977
Experian	30,353		1,171,474
Flutter Entertainment	5,436	[a]	1,110,503
James Hardie Industries-CDI	15,033		497,604
Kerry Group, Cl. A	5,297		686,451

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Ireland - 1.0% (continued)
Kingspan Group	5,217		465,001
Smurfit Kappa Group	8,212		420,080
			5,859,444
Isle Of Man - .1%
Entain	19,686	[a]	459,685
Israel - .6%
Azrieli Group	1,315		92,350
Bank Hapoalim	38,741	[a]	308,248
Bank Leumi Le-Israel	49,699	[a]	349,332
Check Point Software Technologies	3,769	[a]	440,257
CyberArk Software	1,255	[a]	176,328
Elbit Systems	843		115,785
ICL Group	22,932		146,916
Israel Discount Bank, Cl. A	37,847	[a]	170,755
Mizrahi Tefahot Bank	4,405	[a]	123,991
NICE	2,065	[a]	499,140
Teva Pharmaceutical Industries, ADR	36,028	[a]	385,500
Wix.com	1,872	[a]	595,071
			3,403,673
Italy - 2.0%
Amplifon	4,027		170,000
Assicurazioni Generali	37,165		747,195
Atlantia	16,194		316,590
Davide Campari-Milano	19,240		227,254
DiaSorin	834		141,615
Enel	270,027		2,689,625
Eni	83,517		996,517
Ferrari	4,166		893,025
FinecoBank Banca Fineco	20,649	[a]	356,277
Infrastrutture Wireless Italiane	11,458	[d]	133,802
Intesa Sanpaolo	552,737		1,546,201
Mediobanca Banca Di Credito Finanziario	21,201	[a]	240,168
Moncler	6,398		393,275
Nexi	14,398	[a,d]	275,776
Poste Italiane	18,086	[d]	237,607
Prysmian	7,907		247,531
Recordati Industria Chimica E Farmaceutica	3,568		196,593
Snam	66,565		374,936
Telecom Italia	284,717		156,604
Telecom Italia-RSP	200,063	[a]	117,654
Terna Rete Elettrica Nazionale	46,085		339,547

Description	Shares	Value ($)
Common Stocks - 97.6% (continued)
Italy - 2.0% (continued)
UniCredit	70,203	725,207
		11,522,999
Japan - 23.4%
ABC-Mart	1,200	64,175
Acom	12,100	51,861
Advantest	6,600	624,416
Aeon	21,800	595,196
AEON Mall	3,380	53,648
AGC	6,460	294,606
Air Water	5,800	95,763
Aisin	5,300	204,291
Ajinomoto	16,000	319,805
Alfresa Holdings	6,700	120,006
Amada	11,400	123,484
ANA Holdings	4,100	93,906
Asahi Group Holdings	15,300	639,412
Asahi Intecc	6,500	175,072
Asahi Kasei	41,600	437,840
Astellas Pharma	62,195	934,036
Azbil	4,000	161,552
Bandai Namco Holdings	6,750	495,050
Bridgestone	17,800	713,335
Brother Industries	7,400	156,577
CALBEE	3,000	71,904
Canon	33,317	789,480
Capcom	5,600	181,619
Casio Computer	6,400	113,138
Central Japan Railway	4,800	701,520
Chubu Electric Power	21,600	261,479
Chugai Pharmaceutical	22,184	833,527
Coca-Cola Bottlers Japan Holdings	3,800	60,699
Concordia Financial Group	32,900	123,485
Cosmos Pharmaceutical	700	100,405
CyberAgent	13,600	279,111
Dai Nippon Printing	8,100	161,005
Daifuku	3,400	336,898
Dai-ichi Life Holdings	36,300	653,341
Daiichi Sankyo	56,949	1,453,034
Daikin Industries	8,300	1,666,406
Daito Trust Construction	2,200	234,011
Daiwa House Industry	19,000	562,681
Daiwa House REIT Investment	69	185,093
Daiwa Securities Group	49,100	261,656

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 23.4% (continued)
Denso	14,500		937,259
Dentsu Group	7,100		218,436
Disco	900		290,769
East Japan Railway	10,200		697,318
Eisai	8,400		548,531
ENEOS Holdings	101,026		433,347
FANUC	6,329		1,459,219
Fast Retailing	1,958		1,608,515
Fuji Electric	4,100		186,779
FUJIFILM Holdings	12,000		778,609
Fujitsu	6,580		1,042,431
Fukuoka Financial Group	5,700		97,094
GLP J-REIT	133		222,854
GMO Payment Gateway	1,300		164,862
Hakuhodo DY Holdings	8,100		136,534
Hamamatsu Photonics K.K.	4,600		266,460
Hankyu Hanshin Holdings	7,500		236,036
Harmonic Drive Systems	1,200		80,749
Hikari Tsushin	700		140,555
Hino Motors	9,400		78,751
Hirose Electric	1,133		180,574
Hisamitsu Pharmaceutical	1,700		98,983
Hitachi	32,380		1,595,245
Hitachi Construction Machinery	3,400		104,447
Hitachi Metals	7,400		143,589
Honda Motor	54,059		1,599,543
Hoshizaki	1,700		150,936
Hoya	12,500		1,423,164
Hulic	10,300		117,311
Ibiden	3,400		160,678
Idemitsu Kosan	6,775		161,587
Iida Group Holdings	4,600		112,159
Inpex	34,600		234,297
Isuzu Motors	18,200		184,269
Ito En	1,900		105,218
ITOCHU	45,100		1,407,056
Itochu Techno-Solutions	3,400		117,467
Japan Airlines	4,300	[a]	91,187
Japan Airport Terminal	1,600	[a]	71,811
Japan Exchange Group	17,100		399,928
Japan Post Bank	13,500		123,472
Japan Post Holdings	52,700		442,652
Japan Post Insurance	7,200		138,810

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 23.4% (continued)
Japan Real Estate Investment	44		273,021
Japan Retail Fund Investment	220		216,846
Japan Tobacco	40,000		748,358
JFE Holdings	16,760		219,846
JSR	6,700		206,466
Kajima	14,800		204,616
Kakaku.com	4,700		127,812
Kansai Paint	5,800		146,183
Kao	16,100		1,034,158
KDDI	53,963		1,633,023
Keihan Holdings	3,400		124,019
Keikyu	7,700		98,534
Keio	3,400		221,057
Keisei Electric Railway	4,600		143,424
Keyence	6,040		2,904,903
Kikkoman	4,900		301,056
Kintetsu Group Holdings	5,635	[a]	201,381
Kirin Holdings	27,100		508,595
Kobayashi Pharmaceutical	1,600		142,814
Kobe Bussan	4,400		117,687
Koei Tecmo Holdings	1,820		81,196
Koito Manufacturing	3,500		218,264
Komatsu	29,200		857,050
Konami Holdings	3,000		179,085
Kose	1,100		165,543
Kubota	34,000		799,966
Kuraray	10,900		118,369
Kurita Water Industries	3,300		152,245
Kyocera	10,700		650,147
Kyowa Kirin	9,205		279,911
Kyushu Electric Power	13,600		124,227
Kyushu Railway	5,300		118,980
Lasertec	2,500		438,231
Lawson	1,800		80,762
Lion	7,900		148,223
LIXIL Group	8,724		236,474
M3	14,600		1,009,786
Makita	7,500		337,390
Marubeni	55,200		459,276
Marui Group	6,800		127,358
Mazda Motor	18,100	[a]	140,243
McDonald's Holdings	2,300		104,987
Medipal Holdings	6,100		112,113

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 23.4% (continued)
MEIJI Holdings	3,742		231,827
Mercari	3,000	[a]	147,736
Minebea Mitsumi	12,000		301,216
MISUMI Group	9,738		274,549
Mitsubishi	44,298		1,224,704
Mitsubishi Chemical Holdings	42,480		315,733
Mitsubishi Electric	60,400		930,282
Mitsubishi Estate	39,000		641,086
Mitsubishi Gas Chemical	5,500		127,266
Mitsubishi HC Capital	20,700		118,339
Mitsubishi Heavy Industries	10,470		310,855
Mitsubishi UFJ Financial Group	405,690		2,167,948
Mitsui & Co.	54,500		1,149,392
Mitsui Chemicals	6,300		198,439
Mitsui Fudosan	30,886		670,162
Miura	3,100		162,629
Mizuho Financial Group	79,850		1,137,369
MonotaRO	8,200		208,838
MS&AD Insurance Group Holdings	14,957		423,739
Murata Manufacturing	19,200		1,524,854
Nabtesco	3,700		166,531
Nagoya Railroad	6,100	[a]	139,915
NEC	8,780		511,196
NEXON	16,200		536,854
NGK Insulators	8,300		151,327
NGK Spark Plug	5,526		92,285
NH Foods	2,900		129,404
Nidec	14,800		1,715,564
Nihon M&A Center	10,400		272,016
Nintendo	3,725		2,134,122
Nippon Building Fund	49		321,999
Nippon Express	2,300		175,815
Nippon Paint Holdings	25,000		357,133
Nippon Prologis REIT	70		224,692
Nippon Shinyaku	1,600		107,852
Nippon Steel	27,361		476,259
Nippon Telegraph & Telephone	42,600		1,072,660
Nippon Yusen KK	4,980		195,635
Nissan Chemical	4,100		210,980
Nissan Motor	77,700	[a]	389,697
Nisshin Seifun Group	7,138		115,125
Nissin Foods Holdings	2,200		156,031
Nitori Holdings	2,700		483,906

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 23.4% (continued)
Nitto Denko	5,300		439,714
Nomura Holdings	105,700		569,960
Nomura Real Estate Holdings	3,800		93,575
Nomura Real Estate Master Fund	147		232,752
Nomura Research Institute	10,849		333,361
NSK	12,200		112,233
NTT Data	20,800		323,391
Obayashi	21,600		197,180
OBIC	2,300		442,519
Odakyu Electric Railway	9,600		259,607
Oji Holdings	29,400		185,458
Olympus	38,800		798,230
Omron	6,200		470,639
Ono Pharmaceutical	12,700		319,833
Oracle	1,300		122,026
Oriental Land	6,700		949,103
ORIX	43,400		701,690
Orix JREIT	83		146,475
Osaka Gas	12,300		237,880
Otsuka	3,500		176,354
Otsuka Holdings	13,100		504,121
Pan Pacific International Holdings	13,900		299,610
Panasonic	72,995		861,579
PeptiDream	3,100	[a]	132,946
Persol Holdings	6,200		114,056
Pigeon	3,700		125,477
Pola Orbis Holdings	3,000		77,809
Rakuten	28,900		367,191
Recruit Holdings	45,000		2,035,475
Renesas Electronics	25,800	[a]	300,173
Resona Holdings	67,700		278,384
Ricoh	21,800		231,885
Rinnai	1,200		120,613
Rohm	3,000		296,285
Ryohin Keikaku	7,700		162,144
Santen Pharmaceutical	12,200		156,337
SBI Holdings	7,630		215,868
SCSK	1,600		92,861
Secom	7,100		589,858
Sega Sammy Holdings	5,384		77,321
Seibu Holdings	6,500	[a]	69,983
Seiko Epson	9,000		153,111
Sekisui Chemical	11,900		207,207

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 97.6% (continued)
Japan - 23.4% (continued)
Sekisui House	20,600	416,545
Seven & i Holdings	24,960	1,074,623
SG Holdings	10,400	236,011
Sharp	6,800	115,011
Shimadzu	7,200	252,133
Shimamura	800	79,220
Shimano	2,500	571,962
Shimizu	17,800	145,683
Shin-Etsu Chemical	11,700	1,976,957
Shinsei Bank	5,300	77,075
Shionogi & Co.	9,000	473,476
Shiseido	13,300	965,287
SMC	1,900	1,103,833
Softbank	96,000	1,238,426
SoftBank Group	52,040	4,695,371
Sohgo Security Services	2,500	109,469
Sompo Holdings	11,170	415,252
Sony Group	41,880	4,191,536
Square Enix Holdings	3,100	172,521
Stanley Electric	4,100	117,494
Subaru	20,800	386,109
Sumco	9,000	232,562
Sumitomo	39,200	534,010
Sumitomo Chemical	48,800	248,897
Sumitomo Dainippon Pharma	6,300	109,293
Sumitomo Electric Industries	25,500	379,634
Sumitomo Metal Mining	7,700	327,182
Sumitomo Mitsui Financial Group	43,300	1,507,524
Sumitomo Mitsui Trust Holdings	11,464	390,481
Sumitomo Realty & Development	10,300	343,120
Sundrug	2,500	85,237
Suntory Beverage & Food	4,900	165,491
Suzuken	2,212	79,694
Suzuki Motor	12,200	463,455
Sysmex	5,500	550,029
T&D Holdings	17,900	219,448
Taiheiyo Cement	3,800	95,300
Taisei	6,200	228,749
Taisho Pharmaceutical Holdings	1,000	58,946
Taiyo Nippon Sanso	5,000	94,034
Takeda Pharmaceutical	52,323	1,749,988
TDK	4,300	582,572
Teijin	5,900	97,010

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 23.4% (continued)
Terumo	21,500		813,288
The Bank of Kyoto	2,000		107,297
The Chiba Bank	18,400		114,897
The Chugoku Electric Power Company	9,300		103,992
The Kansai Electric Power Company	23,899		237,078
The Shizuoka Bank	13,000		99,651
THK	3,800		129,421
TIS	7,300		180,711
Tobu Railway	6,400		164,531
Toho	3,800		151,302
Toho Gas	2,600		144,320
Tohoku Electric Power	15,200		133,979
Tokio Marine Holdings	20,900		1,001,447
Tokyo Century	1,400		86,525
Tokyo Electric Power Holdings	46,072	[a]	135,984
Tokyo Electron	5,000		2,202,292
Tokyo Gas	12,900		261,274
Tokyu	17,210		221,350
Tokyu Fudosan Holdings	20,100		111,700
Toppan Printing	8,400		143,261
Toray Industries	45,600		283,083
Toshiba	12,800		527,805
Tosoh	8,300		147,080
TOTO	4,800		249,158
Toyo Suisan Kaisha	2,900		118,233
Toyoda Gosei	2,400		58,667
Toyota Industries	4,900		392,480
Toyota Motor	70,455		5,283,274
Toyota Tsusho	7,300		308,863
Trend Micro	4,400		209,201
Tsuruha Holdings	1,300		150,259
Unicharm	13,600		527,057
United Urban Investment	99		148,070
USS	7,000		126,958
Welcia Holdings	3,400		106,114
West Japan Railway	5,300		292,206
Yakult Honsha	4,400		214,258
Yamada Holdings	24,600		122,489
Yamaha	4,600		250,577
Yamaha Motor	9,100		227,385
Yamato Holdings	9,900		279,571
Yamazaki Baking	4,000		63,369
Yaskawa Electric	8,100		373,919

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Japan - 23.4% (continued)
Yokogawa Electric	7,300		132,613
Z Holdings	87,200		402,223
ZOZO	3,500		118,012
			132,687,748
Jordan - .0%
Hikma Pharmaceuticals	5,763		194,332
Luxembourg - .3%
ArcelorMittal	23,645	[a]	689,660
Aroundtown	33,212		255,664
Eurofins Scientific	4,495	[a]	444,918
SES	13,837		104,848
Tenaris	15,837		170,155
			1,665,245
Macau - .1%
Sands China	81,413		385,921
Wynn Macau	55,200		106,021
			491,942
Mexico - .0%
Fresnillo	5,577		63,414
Netherlands - 5.4%
ABN AMRO Bank-CVA	14,731	[a,d]	190,418
Adyen	603	[a,d]	1,480,679
Aegon	58,365		271,364
Akzo Nobel	6,507		781,393
argenx	1,499	[a]	431,348
ASM International	1,386		421,686
ASML Holding	14,151		9,213,092
EXOR	3,538		291,466
Heineken	8,648		1,002,563
Heineken Holding	3,904		387,642
ING Groep	130,342		1,666,398
JDE Peet's	2,269		88,189
Just Eat Takeaway.com	4,249	[a,b,d]	439,225
Koninklijke Ahold Delhaize	36,770		989,698
Koninklijke DSM	5,703	[a]	1,022,682
Koninklijke KPN	118,042		406,655
Koninklijke Philips	30,210		1,702,297
Koninklijke Vopak	2,264		103,711
NN Group	9,670		483,406
Prosus	16,165	[a]	1,752,771
QIAGEN	7,739	[a]	377,113
Randstad	3,896		281,470

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Netherlands - 5.4% (continued)
Royal Dutch Shell, Cl. A	136,166		2,557,682
Royal Dutch Shell, Cl. B	123,009		2,202,507
Stellantis	14,164		235,380
Stellantis	53,648		894,118
Wolters Kluwer	8,829		799,189
			30,474,142
New Zealand - .3%
Auckland International Airport	40,601	[a]	220,253
Fisher & Paykel Healthcare	19,065		490,151
Mercury NZ	22,832		113,542
Meridian Energy	43,406		166,126
Ryman Healthcare	12,782		129,797
Spark New Zealand	63,764		200,581
The a2 Milk Company	25,978	[a]	141,907
Xero	3,988	[a]	432,250
			1,894,607
Norway - .6%
Adevinta	8,196	[a]	149,968
DNB	30,688		659,330
Equinor	32,889		665,241
Gjensidige Forsikring	6,584		150,020
Mowi	14,854		367,248
Norsk Hydro	45,917		293,344
Orkla	25,986		265,346
Schibsted, Cl. A	2,321		116,802
Schibsted, Cl. B	3,508		153,619
Telenor	23,777		424,309
Yara International	5,793		302,293
			3,547,520
Portugal - .2%
Banco Espirito Santo	118,053	[a,e]	0
EDP - Energias de Portugal	93,524		520,504
Galp Energia	16,653	[a]	191,843
Jeronimo Martins	8,281		151,213
			863,560
Singapore - 1.1%
Ascendas Real Estate Investment Trust	106,827		249,388
CapitaLand	86,000		240,045
CapitaLand Integrated Commercial Trust	147,276		238,023
City Developments	13,900		82,293
DBS Group Holdings	59,476		1,337,589
Genting Singapore	211,227		137,124
Keppel	47,400		192,740

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Singapore - 1.1% (continued)
Mapletree Commercial Trust	71,200		117,216
Mapletree Logistics Trust	94,900		141,727
Oversea-Chinese Banking	111,636		1,023,941
Singapore Airlines	42,933	[a]	163,346
Singapore Exchange	26,200		205,431
Singapore Technologies Engineering	51,400		149,141
Singapore Telecommunications	268,551		503,975
Suntec Real Estate Investment Trust	67,800		77,917
United Overseas Bank	39,163		782,876
UOL Group	15,111		87,326
Venture	9,800		148,145
Wilmar International	63,800		250,330
			6,128,573
Spain - 2.4%
ACS Actividades de Construccion y Servicios	8,187		266,951
Aena SME	2,284	[a,d]	397,237
Amadeus IT Group	15,038	[a]	1,024,030
Banco Bilbao Vizcaya Argentaria	222,671		1,247,689
Banco Santander	575,279		2,222,538
CaixaBank	138,912		445,540
Cellnex Telecom	14,546	[d]	822,927
Enagas	8,506		185,279
Endesa	10,362		272,306
Ferrovial	16,002	[a]	454,714
Grifols	10,067	[a]	272,937
Iberdrola	203,132	[a]	2,748,282
Industria de Diseno Textil	36,442		1,297,403
Natural Energy Group	9,459		242,522
Red Electrica	14,591		267,942
Repsol	49,466	[a]	589,620
Siemens Gamesa Renewable Energy	7,851	[a]	283,989
Telefonica	168,661		782,308
			13,824,214
Sweden - 3.4%
Alfa Laval	10,328		350,752
Assa Abloy, Cl. B	33,427		953,106
Atlas Copco, Cl. A	22,258		1,349,266
Atlas Copco, Cl. B	13,141		682,487
Boliden	9,233		359,841
Electrolux, Ser. B	7,462		209,402
Epiroc, Cl. A	22,404		485,731
Epiroc, Cl. B	13,363		262,239

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Sweden - 3.4% (continued)
EQT	7,796		263,774
Essity, Cl. B	20,256		661,196
Evolution Gaming Group	5,286	[d]	1,044,429
Fastighets AB Balder, CI. B	3,295	[a]	190,123
Hennes & Mauritz, Cl. B	26,705	[a]	658,301
Hexagon, Cl. B	9,385		895,014
Husqvarna, Cl. B	13,710		190,932
ICA Gruppen	3,387		156,031
Industrivarden, Cl. A	3,302		126,678
Industrivarden, Cl. C	5,219		188,442
Investment AB Latour, Cl. B	5,282		161,631
Investor, Cl. B	15,221		1,292,889
Kinnevik, Cl. B	7,939	[a]	438,853
L E Lundbergforetagen, Cl. B	2,481		141,808
Lundin Energy	6,335		202,213
Nibe Industrier, Cl. B	10,430		381,805
Sandvik	37,377		923,281
Securitas, Cl. B	10,223		174,282
Skandinaviska Enskilda Banken, Cl. A	53,717		689,251
Skanska, Cl. B	11,135		302,068
SKF, Cl. B	12,565		324,551
Svenska Cellulosa, Cl. B	20,277		355,764
Svenska Handelsbanken, Cl. A	52,317		606,870
Swedbank, Cl. A	30,458		535,108
Swedish Match	5,441		446,822
Tele2, Cl. B	16,976		219,659
Telefonaktiebolaget LM Ericsson, Cl. B	96,692		1,329,229
Telia	81,020		335,726
Volvo, Cl. B	47,190		1,158,418
			19,047,972
Switzerland - 9.5%
ABB	61,152		1,985,159
Adecco Group	5,235		354,406
Alcon	16,437		1,233,860
Baloise Holding	1,545		261,253
Banque Cantonale Vaudoise	1,070		109,122
Barry Callebaut	105		231,804
Chocoladefabriken Lindt & Spruengli	3		296,310
Chocoladefabriken Lindt & Spruengli-PC	35		324,562
Cie Financiere Richemont, CI. A	17,472	[a]	1,792,823
Clariant	6,341	[a]	132,698
Coca-Cola HBC	6,855	[a]	237,026
Credit Suisse Group	81,766		862,421

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Switzerland - 9.5% (continued)
EMS-Chemie Holding	279	[a]	260,558
Geberit	1,249		823,272
Givaudan	308		1,290,140
Glencore	331,027		1,348,321
Julius Baer Group	7,416		467,176
Kuehne + Nagel International	1,787		534,132
LafargeHolcim	17,323		1,067,409
Logitech International	5,532	[a]	618,876
Lonza Group	2,492		1,585,740
Nestle	95,793		11,420,207
Novartis	73,800		6,303,883
Partners Group Holding	618		882,755
Roche Holding	23,355		7,609,281
Roche Holding-BR	914		317,403
Schindler Holding	652		181,320
Schindler Holding-PC	1,344		382,282
SGS	204		604,209
Sika	4,740		1,413,127
Sonova Holding	1,839	[a]	544,347
STMicroelectronics	21,250		795,661
Straumann Holding	340		487,595
Swiss Life Holding	1,001		488,054
Swiss Prime Site	2,627		255,541
Swiss Re	9,530		885,987
Swisscom	859		465,853
Temenos	2,192		322,146
The Swatch Group	1,631		97,804
The Swatch Group-BR	972		298,091
UBS Group	121,620		1,860,216
Vifor Pharma	1,548		223,150
Zurich Insurance Group	4,992		2,048,647
			53,704,627
United Arab Emirates - .0%
NMC Health	4,176	[a,e]	1
United Kingdom - 12.4%
3i Group	32,720		579,135
Admiral Group	6,616		285,863
Anglo American	40,669		1,726,935
Ashtead Group	14,969		961,222
Associated British Foods	12,040		383,634
AstraZeneca	43,601		4,645,056
Auto Trader Group	32,390	[a,d]	254,984
AVEVA Group	2,865		137,671

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
United Kingdom - 12.4% (continued)
Aviva	130,615		721,803
BAE Systems	107,104		749,513
Barclays	575,229		1,393,564
Barratt Developments	33,361		355,561
Berkeley Group Holdings	4,081		260,701
BP	672,964		2,809,278
British American Tobacco	76,183		2,826,665
BT Group	300,294	[a]	683,922
Bunzl	11,057		355,282
Burberry Group	13,328	[a]	379,231
CNH Industrial	34,695		517,751
Coca-Cola European Partners	6,896		391,831
Compass Group	59,600	[a]	1,293,803
Croda International	4,728		441,589
Diageo	77,670		3,486,675
Direct Line Insurance Group	46,493		183,086
Evraz	16,226		143,899
Ferguson	7,502		945,947
GlaxoSmithKline	166,606		3,081,726
Halma	12,573		449,286
Hargreaves Lansdown	11,463		272,119
HSBC Holdings	676,631		4,231,566
Imperial Brands	31,504		655,711
Informa	50,927	[a]	395,257
InterContinental Hotels Group	5,811	[a]	413,435
Intertek Group	5,340		452,547
J Sainsbury	58,311		191,379
JD Sports Fashion	14,398		182,548
Johnson Matthey	6,471		290,373
Kingfisher	70,847		349,542
Land Securities Group	23,364		232,501
Legal & General Group	198,620		747,482
Lloyds Banking Group	2,346,925		1,471,971
London Stock Exchange Group	10,575		1,080,409
M&G	86,981		260,975
Melrose Industries	159,525		359,150
Mondi	16,047		435,312
National Grid	116,655		1,470,563
Natwest Group	162,227		440,365
Next	4,525	[a]	487,922
Ocado Group	15,967	[a]	462,357
Pearson	25,185		288,787
Persimmon	10,690		462,217

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.6% (continued)
United Kingdom - 12.4% (continued)
Phoenix Group Holdings		18,000		176,802
Prudential		86,537		1,833,049
Reckitt Benckiser Group		23,613		2,104,808
RELX		64,659		1,677,967
Rentokil Initial		62,242		430,048
Rio Tinto		37,257		3,131,131
Rolls-Royce Holdings		276,236	[a]	399,720
RSA Insurance Group		34,952		329,390
Schroders		4,298		214,095
Segro		39,216		544,480
Severn Trent		8,138		278,348
Smith & Nephew		29,130		631,617
Smiths Group		12,945		290,496
Spirax-Sarco Engineering		2,437		397,569
SSE		35,060		710,605
St. James's Place		18,345		345,051
Standard Chartered		88,360		634,213
Standard Life Aberdeen		75,485		289,542
Taylor Wimpey		121,349		300,862
Tesco		258,291		788,083
The British Land Company		30,545		218,612
The Sage Group		37,323		328,772
Unilever		35,414		2,076,482
Unilever		51,955		3,034,551
United Utilities Group		22,415		299,663
Vodafone Group		897,699		1,688,719
Whitbread		6,787	[a]	303,959
WM Morrison Supermarkets		81,427		195,470
WPP		41,117		553,799
				70,288,004
Total Common Stocks (cost $322,928,210)				552,550,273
	Preferred Dividend Yield (%)
Preferred Stocks - .7%
Germany - .7%
Bayerische Motoren Werke	2.72	1,938		158,899
Fuchs Petrolub	2.34	2,239		119,493
Henkel & Co.	1.94	6,004		689,619
Porsche Automobil Holding	2.55	5,054	[a]	532,145
Sartorius	0.18	1,181		666,265
Volkswagen	2.26	6,153	[a]	1,606,774
Total Preferred Stocks (cost $1,581,369)				3,773,195

Description		Number of Rights		Value ($)
Rights - .0%
Switzerland - .0%
Credit Suisse Group expiring 5/12/2021 (cost $0)		81,766	[c]	35,813
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
0.03%, 6/24/2021		245,000	[f,g]	244,998
0.00%, 12/2/2021		8,000	[f,g]	7,999
0.02%, 9/9/2021		233,000	[f,g]	232,987
Total Short-Term Investments (cost $485,975)				485,984
	1-Day Yield (%)	Shares
Investment Companies - ..8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,630,862)	0.05	4,630,862	[h]	4,630,862

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $603,720)	0.01	603,720	[h]	603,720
Total Investments (cost $330,230,136)		99.3%		562,079,847
Cash and Receivables (Net)		.7%		3,901,176
Net Assets		100.0%		565,981,023

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

CVA—Company Voluntary Arrangement

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $564,463 and the value of the collateral was $603,720.

c The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At April 30, 2021, the value of these securities amounted to $215,542 or .04% of net assets.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $10,622,312 or 1.88% of net assets.

e The fund held Level 3 securities at April 30, 2021. These securities were valued at $1 or .0% of net assets.

f Held by a counterparty for open exchange traded derivative contracts.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.8
Pharmaceuticals Biotechnology & Life Sciences	8.9
Banks	8.5
Materials	7.9
Food, Beverage & Tobacco	6.1
Insurance	5.0
Consumer Durables & Apparel	4.8
Automobiles & Components	3.9
Diversified Financials	3.6
Utilities	3.5
Telecommunication Services	3.5
Software & Services	3.4
Energy	3.1
Real Estate	3.0
Semiconductors & Semiconductor Equipment	3.0
Health Care Equipment & Services	2.9
Household & Personal Products	2.8
Technology Hardware & Equipment	2.7
Transportation	2.3
Retailing	2.2
Commercial & Professional Services	1.9
Media & Entertainment	1.6
Consumer Services	1.6
Food & Staples Retailing	1.3
Investment Companies	.9
U.S. Treasury Bills	.1
99.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 4/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,952	45,444,454	(40,827,544)	4,630,682.8		1,122
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,004,872	180,135	(2,185,007)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	8,157,736	(7,554,016)	603,720.1		5,102†††
Total	2,018,824	53,782,325	(50,566,567)	5,234,582.9		6,224

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities to financial statements.

See notes to financial statements.

STATEMENT OF FUTURES
April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
MSCI EAFE Index	66	6/18/2021	7,336,890	7,449,090	112,200
Gross Unrealized Appreciation				112,200

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $564,463)—Note 1(c):
Unaffiliated issuers	324,995,554	556,845,265
Affiliated issuers	5,234,582	5,234,582
Cash denominated in foreign currency	532,397	531,224
Tax reclaim receivable—Note 1(b)		2,226,809
Dividends and securities lending income receivable		2,047,664
Receivable for shares of Common Stock subscribed		431,882
		567,317,426
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		221,031
Liability for securities on loan—Note 1(c)		603,720
Payable for shares of Common Stock redeemed		404,120
Payable for futures variation margin—Note 4		98,223
Directors’ fees and expenses payable		9,309
		1,336,403
Net Assets ($)		565,981,023
Composition of Net Assets ($):
Paid-in capital		417,506,720
Total distributable earnings (loss)		148,474,303
Net Assets ($)		565,981,023

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	325,616,400	240,364,623
Shares Outstanding	16,294,021	12,032,585
Net Asset Value Per Share ($)	19.98	19.98

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $757,182 foreign taxes withheld at source):
Unaffiliated issuers	7,251,694
Affiliated issuers	1,122
Income from securities lending—Note 1(c)	5,102
Total Income	7,257,918
Expenses:
Management fee—Note 3(a)	961,098
Shareholder servicing costs—Note 3(b)	401,601
Directors’ fees—Note 3(a,c)	21,405
Loan commitment fees—Note 2	4,427
Interest expense—Note 2	941
Total Expenses	1,389,472
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(21,405)
Net Expenses	1,368,067
Investment Income—Net	5,889,851
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	9,729,971
Net realized gain (loss) on futures	1,251,159
Net realized gain (loss) on forward foreign currency exchange contracts	60,829
Net Realized Gain (Loss)	11,041,959
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	115,500,966
Net change in unrealized appreciation (depreciation) on futures	137,267
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,439
Net Change in Unrealized Appreciation (Depreciation)	115,639,672
Net Realized and Unrealized Gain (Loss) on Investments	126,681,631
Net Increase in Net Assets Resulting from Operations	132,571,482

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	5,889,851	10,534,969
Net realized gain (loss) on investments	11,041,959	(15,775,438)
Net change in unrealized appreciation (depreciation) on investments	115,639,672	(40,246,223)
Net Increase (Decrease) in Net Assets Resulting from Operations	132,571,482	(45,486,692)
Distributions ($):
Distributions to shareholders:
Investor Shares	(5,282,901)	(10,250,790)
Class I	(4,218,841)	(8,149,102)
Total Distributions	(9,501,742)	(18,399,892)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	29,695,387	72,181,155
Class I	19,723,507	83,218,591
Distributions reinvested:
Investor Shares	5,214,308	10,108,504
Class I	1,550,598	2,849,091
Cost of shares redeemed:
Investor Shares	(72,992,817)	(122,621,734)
Class I	(25,016,910)	(129,419,920)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(41,825,927)	(83,684,313)
Total Increase (Decrease) in Net Assets	81,243,813	(147,570,897)
Net Assets ($):
Beginning of Period	484,737,210	632,308,107
End of Period	565,981,023	484,737,210
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	1,550,484	4,500,560
Shares issued for distributions reinvested	275,889	566,938
Shares redeemed	(3,862,790)	(7,638,466)
Net Increase (Decrease) in Shares Outstanding	(2,036,417)	(2,570,968)
Class Ia
Shares sold	1,032,634	5,486,668
Shares issued for distributions reinvested	82,129	159,993
Shares redeemed	(1,321,301)	(8,596,354)
Net Increase (Decrease) in Shares Outstanding	(206,538)	(2,949,693)

[a]	During the period ended April 30, 2021, 3,614 Class I shares representing $65,394 were exchanged for 3,616 Investor shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2021	Year Ended October 31,
Investor Shares	(Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.85	17.52	16.24	17.90	15.01	15.86
Investment Operations:
Investment income—net[b]	.19	.29	.46	.40	.35	.36
Net realized and unrealized gain (loss) on investments	4.25	(1.46)	1.22	(1.67)	2.96	(.89)
Total from Investment Operations	4.44	(1.17)	1.68	(1.27)	3.31	(.53)
Distributions:
Dividends from investment income—net	(.31)	(.50)	(.40)	(.39)	(.42)	(.32)
Net asset value, end of period	19.98	15.85	17.52	16.24	17.90	15.01
Total Return (%)	28.09[c]	(7.01)	10.79	(7.30)	22.71	(3.37)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61[d]	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60[d]	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.02[d]	1.80	2.76	2.24	2.20	2.43
Portfolio Turnover Rate	1.22[c]	3.15	7.58	7.48	9.18	5.53
Net Assets, end of period ($ x 1,000)	325,616	290,572	366,092	338,147	456,213	514,975

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.86	17.53	16.26	17.92	15.02	15.15
Investment Operations:
Investment income—net[b]	.22	.33	.50	.46	.42	.02
Net realized and unrealized gain (loss) on investments	4.25	(1.46)	1.22	(1.69)	2.94	(.15)
Total from Investment Operations	4.47	(1.13)	1.72	(1.23)	3.36	(.13)
Distributions:
Dividends from investment income—net	(.35)	(.54)	(.45)	(.43)	(.46)	-
Net asset value, end of period	19.98	15.86	17.53	16.26	17.92	15.02
Total Return (%)	28.32[c]	(6.78)	11.06	(7.06)	23.04	(.86)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36[d]	.36	.36	.36	.36	.40[d]
Ratio of net expenses to average net assets	.35[d]	.35	.35	.35	.35	.39[d]
Ratio of net investment income to average net assets	2.32[d]	2.04	3.02	2.55	2.48	1.95[d]
Portfolio Turnover Rate	1.22[c]	3.15	7.58	7.48	9.18	5.53
Net Assets, end of period ($ x 1,000)	240,365	194,165	266,216	215,019	155,546	673

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,130,730	550,419,542	††	1	552,550,273
Equity Securities - Preferred Stocks	-	3,773,195	††	-	3,773,195
Investment Companies	5,234,582	-		-	5,234,582
Rights	-	35,813	††	-	35,813
U.S. Treasury Securities	-	485,984		-	485,984
Other Financial Instruments:
Futures†††	112,200	-		-	112,200

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Common Stock ($)
Balance as of 10/31/2020	1
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 4/30/2021†	1
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 4/30/2021	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $662 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $69,354,409 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $94,547 of short-term capital losses and $69,259,862 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $18,399,892. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2021 was approximately $166,851 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2021, fees reimbursed by the Adviser amounted to $21,405.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, the fund was charged $401,601 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $163,123 and Shareholder Services Plan fees of $66,936, which are offset against an expense reimbursement currently in effect in the amount of $9,028.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures and forward foreign currency exchange contracts (“forward contracts”), during the period ended April 30, 2021, amounted to $6,461,338 and $54,831,191, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange guarantees the futures against default. Futures open at April 30, 2021, are set forth in the Statement of Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2021, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Equity futures	6,150,814
Forward contracts	2,771,587

At April 30, 2021, accumulated net unrealized appreciation on investments was $231,961,911, consisting of $259,903,407 gross unrealized appreciation and $27,941,496 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Investor class shares with the performance of a group of retail pure no-load international multi-cap core index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-load international multi-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods and above the Performance Universe medians for the three-, four- and ten-year periods, and below the medians for the other periods. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising the one separate account or other type of client portfolio that is considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

BNY Mellon International Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0079SA0421

BNY Mellon S&P 500 Index Fund

SEMIANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon S&P 500 Index Fund produced a total return of 28.56%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 28.74% for the same period.2

Large-cap equities gained ground during the reporting period amid central bank policies that supported investor confidence, the implementation of a COVID-19 vaccine rollout and impending economic reopening. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $9.8 billion, to the extent consistent with market conditions.

Stimulus and Optimism Supports Equity Rally

After a bout of fall volatility, investor sentiment turned optimistic in November 2020. Resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19 economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

As the equity rally continued and sentiment strengthened, global bond yields rose and investors pulled back in March 2021. Economic centers of Europe such as Italy, France and Spain reinstituted lockdown measures as COVID-19 cases once again began to surge. During the month, the U.S. government passed another COVID-19 relief bill. The Biden administration also began to lay the groundwork for an infrastructure plan. Investor concerns were mollified as earnings season brought positive financial news from reporting companies. The equity rally continued in April. Stocks produced strong results for the six months.

Information Technology Stocks Lead the Market

The information technology sector was among the leading contributors to returns during the period. During a time when people were still mostly at home, companies that produce products

2

and services that support or facilitate working from home, online payments and gaming were among the strongest performers. Semiconductor and chip manufacturers, software companies, financial technology companies and cybersecurity companies all saw heavy demand for their products and services. The financial sector was also a leading performer. An improvement in the stock prices of banks supported sector returns. As interest rates increase, banks are able to make more money on lending products, which increases their profitability. Banks are also well capitalized due to regulations put in place after the 2008 financial crisis. The communication services sector was also a leading contributor to results. Companies such as Facebook and Alphabet, which have seen increased usage since the start of the pandemic, drove returns.

In a period of such strong equity returns, few sectors lagged the broader market. The consumer staples sector faced a headwind from household products companies. People stockpiled cleaning supplies at the start of the pandemic, so demand fell during the six-month reporting period since people already had these products on hand. The utilities sector was also a laggard. It is typically viewed as more defensive in nature, which was out of favor during the period.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and the U.S. Federal Reserve remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. We expect the vaccine rollout and resulting economic reopening to support markets as well. As always, we continue to monitor factors that affect the fund’s investments.

May 17, 2021

¹ DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon S&P 500 Index Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

Expenses paid per $1,000†	$2.83
Ending value (after expenses)	$1,285.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

Expenses paid per $1,000†	$2.51
Ending value (after expenses)	$1,022.32
†	Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS
April 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - 2.0%
Aptiv	18,881	[a]	2,716,787
BorgWarner	15,670		761,249
Ford Motor	273,422	[a]	3,155,290
General Motors	88,289	[a]	5,051,897
Tesla	53,466	[a]	37,930,919
			49,616,142
Banks - 4.4%
Bank of America	528,759		21,430,602
Citigroup	145,135		10,339,417
Citizens Financial Group	29,602		1,369,981
Comerica	9,413		707,481
Fifth Third Bancorp	49,001		1,986,501
First Republic Bank	12,130		2,222,701
Huntington Bancshares	72,772		1,114,867
JPMorgan Chase & Co.	212,455		32,677,704
KeyCorp	68,660		1,494,042
M&T Bank	8,948		1,411,010
People's United Financial	28,144		510,251
Regions Financial	66,684		1,453,711
SVB Financial Group	3,633	[a]	2,077,458
The PNC Financial Services Group	29,712		5,554,658
Truist Financial	94,564		5,608,591
U.S. Bancorp	94,867		5,630,356
Wells Fargo & Co.	287,491		12,951,470
Zions Bancorp	12,139		677,356
			109,218,157
Capital Goods - 5.9%
3M	40,493		7,982,790
A.O. Smith	9,109		617,135
Allegion	6,379		857,210
AMETEK	15,907		2,146,332
Carrier Global	56,446		2,459,917
Caterpillar	38,152		8,702,853
Cummins	10,401		2,621,468
Deere & Co.	21,781		8,077,484
Dover	9,861		1,471,163
Eaton	27,590		3,943,439
Emerson Electric	42,251		3,823,293
Fastenal	39,615		2,071,072
Fortive	23,842		1,688,490
Fortune Brands Home & Security	9,935		1,042,976

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Capital Goods - 5.9% (continued)
Generac Holdings	4,240	[a]	1,373,548
General Dynamics	16,295		3,099,798
General Electric	609,314		7,994,200
Honeywell International	48,360		10,786,214
Howmet Aerospace	28,044	[a]	896,286
Huntington Ingalls Industries	2,896		614,879
IDEX	5,201		1,166,064
Illinois Tool Works	20,180		4,650,683
Ingersoll Rand	25,751	[a]	1,272,357
Johnson Controls International	50,614		3,155,277
L3Harris Technologies	14,449		3,023,164
Lockheed Martin	17,273		6,573,413
Masco	18,101		1,156,292
Northrop Grumman	10,740		3,806,686
Otis Worldwide	28,855		2,246,939
PACCAR	24,177		2,173,029
Parker-Hannifin	9,001		2,824,604
Pentair	11,243		725,286
Quanta Services	9,867		953,547
Raytheon Technologies	105,595		8,789,728
Rockwell Automation	8,016		2,118,308
Roper Technologies	7,402		3,304,549
Snap-on	3,689		876,506
Stanley Black & Decker	11,108		2,296,801
Teledyne Technologies	2,606	[a]	1,166,837
Textron	16,318		1,048,268
The Boeing Company	38,142	[a]	8,937,052
Trane Technologies	16,489		2,866,283
TransDigm Group	3,776	[a]	2,317,482
United Rentals	5,126	[a]	1,640,064
W.W. Grainger	3,142		1,362,183
Westinghouse Air Brake Technologies	12,482		1,024,398
Xylem	12,971		1,435,241
			145,181,588
Commercial & Professional Services - .8%
Cintas	6,129		2,115,363
Copart	14,698	[a]	1,830,048
Equifax	8,515		1,951,893
IHS Markit	25,768		2,772,121
Jacobs Engineering Group	8,903		1,189,530
Leidos Holdings	9,591		971,376
Nielsen Holdings	24,601		631,016
Republic Services	14,591		1,551,023

6

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Commercial & Professional Services - .8% (continued)
Robert Half International	8,414		737,151
Rollins	16,116		600,804
Verisk Analytics	11,327		2,131,741
Waste Management	27,446		3,786,725
			20,268,791
Consumer Durables & Apparel - 1.2%
D.R. Horton	23,497		2,309,520
Garmin	10,597		1,454,332
Hanesbrands	25,020		526,921
Hasbro	8,755		870,685
Leggett & Platt	9,783		485,922
Lennar, Cl. A	19,466		2,016,678
Mohawk Industries	4,306	[a]	884,883
Newell Brands	27,244		734,498
NIKE, Cl. B	88,188		11,695,493
NVR	242	[a]	1,214,380
PulteGroup	19,160		1,132,739
PVH	5,331	[a]	603,363
Ralph Lauren	3,183	[a]	424,262
Tapestry	19,155	[a]	916,567
Under Armour, Cl. A	13,931	[a]	338,663
Under Armour, Cl. C	11,961	[a]	238,144
VF	22,848		2,002,856
Whirlpool	4,285		1,013,188
			28,863,094
Consumer Services - 2.1%
Booking Holdings	2,846	[a]	7,018,464
Caesars Entertainment	14,048	[a]	1,374,456
Carnival	54,008	[a]	1,510,064
Chipotle Mexican Grill	1,974	[a]	2,945,267
Darden Restaurants	9,015		1,322,681
Domino's Pizza	2,648		1,118,356
Expedia Group	9,487	[a]	1,671,894
Hilton Worldwide Holdings	19,177	[a]	2,468,080
Las Vegas Sands	22,807	[a]	1,397,157
Marriott International, Cl. A	18,588	[a]	2,760,690
McDonald's	51,853		12,241,456
MGM Resorts International	28,344		1,154,168
Norwegian Cruise Line Holdings	25,213	[a]	782,864
Penn National Gaming	10,027	[a]	893,606
Royal Caribbean Cruises	15,280	[a]	1,328,596
Starbucks	82,436		9,438,098
Wynn Resorts	7,165	[a]	919,986

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Consumer Services - 2.1% (continued)
Yum! Brands	21,087		2,520,318
			52,866,201
Diversified Financials - 5.0%
American Express	45,770		7,018,829
Ameriprise Financial	8,048		2,079,603
Berkshire Hathaway, Cl. B	132,755	[a]	36,500,987
BlackRock	9,863		8,080,756
Capital One Financial	32,039		4,776,374
Cboe Global Markets	7,478		780,479
CME Group	25,176		5,085,300
Discover Financial Services	21,159		2,412,126
Franklin Resources	18,256		547,680
Intercontinental Exchange	39,338		4,630,476
Invesco	26,305		710,235
MarketAxess Holdings	2,608		1,273,904
Moody's	11,144		3,640,856
Morgan Stanley	104,283		8,608,562
MSCI	5,803		2,818,923
Nasdaq	7,944		1,283,274
Northern Trust	14,451		1,644,524
Raymond James Financial	8,846		1,156,880
S&P Global	16,879		6,589,393
State Street	24,991		2,097,994
Synchrony Financial	37,943		1,659,627
T. Rowe Price Group	15,764		2,824,909
The Bank of New York Mellon	56,701		2,828,246
The Charles Schwab	104,697		7,370,669
The Goldman Sachs Group	23,907		8,330,394
			124,751,000
Energy - 2.7%
APA	27,868		557,360
Baker Hughes	47,842		960,667
Cabot Oil & Gas	29,428		490,565
Chevron	134,008		13,812,205
ConocoPhillips	93,989		4,806,597
Devon Energy	40,507		947,054
Diamondback Energy	11,225		917,419
EOG Resources	40,763		3,001,787
Exxon Mobil	294,571		16,861,244
Halliburton	63,589		1,243,801
Hess	18,937		1,410,996
HollyFrontier	11,010		385,350
Kinder Morgan	135,735		2,314,282

8

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 2.7% (continued)
Marathon Oil	58,309		656,559
Marathon Petroleum	44,993		2,503,860
NOV	28,667	[a]	428,572
Occidental Petroleum	58,459		1,482,520
ONEOK	30,868		1,615,631
Phillips 66	30,181		2,441,945
Pioneer Natural Resources	13,924		2,141,929
Schlumberger	96,670		2,614,923
The Williams Companies	86,000		2,094,960
Valero Energy	28,861		2,134,560
			65,824,786
Food & Staples Retailing - 1.3%
Costco Wholesale	30,781		11,453,302
Sysco	35,612		3,017,405
The Kroger Company	53,505		1,955,073
Walgreens Boots Alliance	50,180		2,664,558
Walmart	96,435		13,492,221
			32,582,559
Food, Beverage & Tobacco - 3.0%
Altria Group	130,378		6,225,549
Archer-Daniels-Midland	38,548		2,433,535
Brown-Forman, Cl. B	12,435		948,542
Campbell Soup	13,732		655,703
Conagra Brands	33,641		1,247,745
Constellation Brands, Cl. A	11,948		2,871,343
General Mills	42,264		2,572,187
Hormel Foods	19,598		905,428
Kellogg	17,891		1,116,756
Lamb Weston Holdings	10,448		841,064
McCormick & Co.	17,727		1,601,812
Molson Coors Beverage, Cl. B	13,142	[a]	722,153
Mondelez International, Cl. A	98,030		5,961,204
Monster Beverage	25,536	[a]	2,478,269
PepsiCo	95,970		13,835,035
Philip Morris International	108,262		10,284,890
The Coca-Cola Company	269,807		14,564,182
The Hershey Company	10,326		1,696,562
The J.M. Smucker Company	7,705		1,009,278
The Kraft Heinz Company	44,657		1,843,888
Tyson Foods, Cl. A	20,735		1,605,926
			75,421,051
Health Care Equipment & Services - 6.4%
Abbott Laboratories	123,247		14,799,500

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Health Care Equipment & Services - 6.4% (continued)
ABIOMED	3,130	[a]	1,003,885
Align Technology	5,016	[a]	2,987,178
AmerisourceBergen	10,360		1,251,488
Anthem	17,004		6,451,148
Baxter International	35,705		3,059,561
Becton Dickinson & Co.	20,336		5,059,800
Boston Scientific	99,585	[a]	4,341,906
Cardinal Health	20,597		1,242,823
Centene	40,844	[a]	2,521,709
Cerner	21,705		1,628,960
Cigna	24,428		6,082,816
CVS Health	91,086		6,958,970
Danaher	44,069		11,190,882
DaVita	5,331	[a]	621,221
Dentsply Sirona	14,943		1,008,802
DexCom	6,644	[a]	2,565,248
Edwards Lifesciences	43,270	[a]	4,133,150
HCA Healthcare	18,632		3,746,150
Henry Schein	9,981	[a]	723,623
Hologic	17,956	[a]	1,177,016
Humana	9,057		4,032,539
IDEXX Laboratories	6,018	[a]	3,303,822
Intuitive Surgical	8,174	[a]	7,070,510
Laboratory Corp. of America Holdings	6,941	[a]	1,845,404
McKesson	11,174		2,095,795
Medtronic	93,746		12,273,226
Quest Diagnostics	9,350		1,233,078
ResMed	10,372		1,949,625
Steris	6,045		1,275,616
Stryker	22,934		6,023,156
Teleflex	3,307		1,397,141
The Cooper Companies	3,424		1,406,887
UnitedHealth Group	65,802		26,241,838
Universal Health Services, Cl. B	5,703		846,382
West Pharmaceutical Services	5,224		1,716,188
Zimmer Biomet Holdings	14,355		2,543,132
			157,810,175
Household & Personal Products - 1.6%
Church & Dwight	17,389		1,490,933
Colgate-Palmolive	58,859		4,749,921
Kimberly-Clark	23,400		3,119,688
The Clorox Company	8,934		1,630,455
The Estee Lauder Companies, Cl. A	15,880		4,983,144

10

Description	Shares	Value ($)
Common Stocks - 99.7% (continued)
Household & Personal Products - 1.6% (continued)
The Procter & Gamble Company	171,403	22,868,588
		38,842,729
Insurance - 2.0%
Aflac	45,010	2,418,387
American International Group	59,810	2,897,794
Aon, Cl. A	15,880	3,992,867
Arthur J. Gallagher & Co.	13,711	1,987,409
Assurant	4,072	633,603
Chubb	31,238	5,360,128
Cincinnati Financial	10,309	1,161,618
Everest Re Group	2,971	822,818
Globe Life	6,682	684,838
Lincoln National	12,244	785,208
Loews	15,960	889,770
Marsh & McLennan	35,535	4,822,099
MetLife	52,039	3,311,242
Principal Financial Group	17,547	1,120,727
Prudential Financial	27,437	2,753,577
The Allstate	21,285	2,698,938
The Hartford Financial Services Group	24,999	1,648,934
The Progressive	40,596	4,089,641
The Travelers Companies	17,724	2,741,194
Unum Group	14,589	412,285
W.R. Berkley	9,703	773,523
Willis Towers Watson	8,987	2,326,375
		48,332,975
Materials - 2.7%
Air Products & Chemicals	15,484	4,466,824
Albemarle	7,565	1,272,206
Amcor	109,301	1,284,287
Avery Dennison	5,729	1,226,980
Ball	22,798	2,134,805
Celanese	8,190	1,282,964
CF Industries Holdings	15,663	761,692
Corteva	51,402	2,506,362
Dow	52,343	3,271,437
DuPont de Nemours	37,494	2,891,162
Eastman Chemical	9,308	1,074,050
Ecolab	17,232	3,862,036
FMC	8,895	1,051,745
Freeport-McMoRan	102,516	3,865,878
International Flavors & Fragrances	16,818	2,391,015
International Paper	27,011	1,566,638

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Materials - 2.7% (continued)
Linde	36,352		10,390,856
LyondellBasell Industries, Cl. A	18,015		1,868,876
Martin Marietta Materials	4,427		1,563,262
Newmont	55,428		3,459,261
Nucor	21,204		1,744,241
Packaging Corp. of America	6,457		953,376
PPG Industries	16,484		2,822,720
Sealed Air	11,160		551,304
The Mosaic Company	24,998		879,430
The Sherwin-Williams Company	16,774		4,593,895
Vulcan Materials	9,435		1,681,694
WestRock	19,127		1,066,330
			66,485,326
Media & Entertainment - 9.6%
Activision Blizzard	54,204		4,942,863
Alphabet, Cl. A	20,942	[a]	49,286,997
Alphabet, Cl. C	20,072	[a]	48,375,929
Charter Communications, Cl. A	9,819	[a]	6,612,606
Comcast, Cl. A	318,088		17,860,641
Discovery, Cl. A	10,812	[a]	407,180
Discovery, Cl. C	20,238	[a]	653,890
DISH Network, Cl. A	18,251	[a]	817,462
Electronic Arts	20,276		2,880,814
Facebook, Cl. A	167,514	[a]	54,455,451
Fox, Cl. A	23,504		879,520
Fox, Cl. B	11,206		407,674
Live Nation Entertainment	9,853	[a]	806,764
Netflix	30,817	[a]	15,823,605
News Corporation, Cl. A	27,629		723,742
News Corporation, Cl. B	8,955		217,696
Omnicom Group	14,773		1,215,227
Take-Two Interactive Software	8,136	[a]	1,426,892
The Interpublic Group of Companies	27,728		880,364
The Walt Disney Company	126,355	[a]	23,504,557
Twitter	55,734	[a]	3,077,631
ViacomCBS, Cl. B	40,336		1,654,583
			236,912,088
Pharmaceuticals Biotechnology & Life Sciences - 6.4%
AbbVie	122,830		13,695,545
Agilent Technologies	21,413		2,861,633
Alexion Pharmaceuticals	15,416	[a]	2,600,371
Amgen	40,156		9,622,984
Biogen	10,760	[a]	2,876,471

12

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.4% (continued)
Bio-Rad Laboratories, Cl. A	1,466	[a]	923,771
Bristol-Myers Squibb	155,762		9,722,664
Catalent	11,448	[a]	1,287,557
Eli Lilly & Co.	55,308		10,108,643
Gilead Sciences	87,924		5,580,536
Illumina	10,233	[a]	4,019,932
Incyte	12,994	[a]	1,109,428
IQVIA Holdings	13,442	[a]	3,154,703
Johnson & Johnson	183,006		29,780,566
Merck & Co.	176,014		13,113,043
Mettler-Toledo International	1,646	[a]	2,161,725
PerkinElmer	7,685		996,207
Perrigo	10,078		419,547
Pfizer	388,012		14,996,664
Regeneron Pharmaceuticals	7,416	[a]	3,569,321
Thermo Fisher Scientific	27,390		12,879,600
Vertex Pharmaceuticals	18,211	[a]	3,973,640
Viatris	87,019	[a]	1,157,353
Waters	4,455	[a]	1,335,921
Zoetis	33,331		5,767,263
			157,715,088
Real Estate - 2.5%
Alexandria Real Estate Equities	8,614	[b]	1,559,995
American Tower	30,876	[b]	7,866,279
AvalonBay Communities	9,873	[b]	1,895,616
Boston Properties	9,681	[b]	1,058,617
CBRE Group, Cl. A	23,896	[a]	2,035,939
Crown Castle International	29,933	[b]	5,659,133
Digital Realty Trust	19,574	[b]	3,020,464
Duke Realty	25,538	[b]	1,188,028
Equinix	6,242	[b]	4,498,984
Equity Residential	23,960	[b]	1,778,551
Essex Property Trust	4,492	[b]	1,305,016
Extra Space Storage	8,891	[b]	1,322,003
Federal Realty Investment Trust	4,779	[b]	539,262
Healthpeak Properties	37,323	[b]	1,281,672
Host Hotels & Resorts	47,959	[a,b]	870,935
Iron Mountain	19,549	[b]	784,306
Kimco Realty	31,927	[b]	670,467
Mid-America Apartment Communities	8,200	[b]	1,290,106
Prologis	51,839	[b]	6,040,799
Public Storage	10,686	[b]	3,004,476

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Real Estate - 2.5% (continued)
Realty Income	24,381	[b]	1,685,946
Regency Centers	11,651	[b]	741,703
SBA Communications	7,684	[b]	2,303,048
Simon Property Group	23,178	[b]	2,821,690
UDR	21,400	[b]	994,030
Ventas	25,993	[b]	1,441,572
Vornado Realty Trust	10,461	[b]	478,591
Welltower	29,569	[b]	2,218,562
Weyerhaeuser	51,538	[b]	1,998,128
			62,353,918
Retailing - 7.3%
Advance Auto Parts	4,608		922,337
Amazon.com	29,813	[a]	103,374,192
AutoZone	1,560	[a]	2,284,027
Best Buy	16,331		1,898,805
CarMax	11,466	[a]	1,527,730
Dollar General	16,970		3,644,307
Dollar Tree	16,654	[a]	1,913,545
eBay	45,432		2,534,651
Etsy	8,262	[a]	1,642,403
Genuine Parts	9,919		1,239,577
L Brands	16,421	[a]	1,082,144
LKQ	18,974	[a]	886,276
Lowe's	50,821		9,973,621
O'Reilly Automotive	4,936	[a]	2,729,016
Pool	2,755		1,164,043
Ross Stores	24,896		3,259,882
Target	34,794		7,211,404
The Gap	14,470		478,957
The Home Depot	74,938		24,255,182
The TJX Companies	84,224		5,979,904
Tractor Supply	8,128		1,532,941
Ulta Beauty	3,907	[a]	1,286,770
			180,821,714
Semiconductors & Semiconductor Equipment - 5.3%
Advanced Micro Devices	84,435	[a]	6,891,585
Analog Devices	25,575		3,917,067
Applied Materials	64,128		8,510,427
Broadcom	28,434		12,971,591
Enphase Energy	8,552	[a]	1,190,866
Intel	282,749		16,266,550
KLA	10,813		3,409,880
Lam Research	9,925		6,157,966

14

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Semiconductors & Semiconductor Equipment - 5.3% (continued)
Maxim Integrated Products	18,924	[a]	1,778,856
Microchip Technology	18,204		2,735,879
Micron Technology	78,156	[a]	6,726,887
Monolithic Power Systems	2,705		977,533
NVIDIA	43,156		25,909,999
NXP Semiconductors	18,684		3,596,857
Qorvo	7,976	[a]	1,500,844
Qualcomm	78,995		10,964,506
Skyworks Solutions	11,589		2,101,433
Teradyne	11,462		1,433,667
Texas Instruments	64,006		11,553,723
Xilinx	16,966		2,170,969
			130,767,085
Software & Services - 13.7%
Accenture, Cl. A	44,113		12,791,447
Adobe	33,351	[a]	16,953,647
Akamai Technologies	11,356	[a]	1,234,397
Ansys	5,989	[a]	2,189,938
Autodesk	15,410	[a]	4,498,333
Automatic Data Processing	29,707		5,554,912
Broadridge Financial Solutions	8,059		1,278,399
Cadence Design Systems	19,501	[a]	2,569,647
Citrix Systems	8,533		1,056,812
Cognizant Technology Solutions, Cl. A	37,371		3,004,628
DXC Technology	18,152	[a]	597,382
Fidelity National Information Services	43,539		6,657,113
Fiserv	40,452	[a]	4,859,094
FLEETCOR Technologies	5,944	[a]	1,710,208
Fortinet	9,421	[a]	1,924,051
Gartner	6,073	[a]	1,189,579
Global Payments	20,472		4,393,905
International Business Machines	62,562		8,876,297
Intuit	19,026		7,841,756
Jack Henry & Associates	5,234		852,252
Mastercard, Cl. A	61,027		23,315,976
Microsoft	525,359		132,485,033
NortonLifeLock	42,336		914,881
Oracle	128,938		9,772,211
Paychex	22,156		2,159,988
Paycom Software	3,424	[a]	1,316,220
PayPal Holdings	81,511	[a]	21,379,520
PTC	6,491	[a]	849,932

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 13.7% (continued)
salesforce.com	63,842	[a]	14,704,089
ServiceNow	13,699	[a]	6,936,763
Synopsys	10,767	[a]	2,660,095
The Western Union Company	30,343		781,636
Tyler Technologies	2,902	[a]	1,232,944
Verisign	7,013	[a]	1,534,234
Visa, Cl. A	118,070		27,576,429
			337,653,748
Technology Hardware & Equipment - 7.6%
Amphenol, Cl. A	42,104		2,835,283
Apple	1,099,235		144,505,433
Arista Networks	3,794	[a]	1,195,755
CDW	9,988		1,781,160
Cisco Systems	293,728		14,953,692
Corning	53,281		2,355,553
F5 Networks	4,338	[a]	810,165
FLIR Systems	9,214		552,564
Hewlett Packard Enterprise	90,294		1,446,510
HP	88,082		3,004,477
IPG Photonics	2,623	[a]	569,480
Juniper Networks	24,337		617,916
Keysight Technologies	13,240	[a]	1,911,194
Motorola Solutions	11,669		2,197,273
NetApp	15,233		1,137,753
Seagate Technology	14,126		1,311,458
TE Connectivity	23,339		3,138,395
Trimble	16,575	[a]	1,359,150
Western Digital	21,065	[a]	1,487,821
Zebra Technologies, Cl. A	3,731	[a]	1,819,758
			188,990,790
Telecommunication Services - 1.6%
AT&T	496,181		15,585,045
Lumen Technologies	70,266		901,513
T-Mobile US	40,905	[a]	5,404,778
Verizon Communications	287,944		16,640,284
			38,531,620
Transportation - 2.0%
Alaska Air Group	9,129	[a]	631,179
American Airlines Group	37,731	[a]	819,517
C.H. Robinson Worldwide	9,591		931,094
CSX	52,914		5,331,085
Delta Air Lines	45,152	[a]	2,118,532
Expeditors International of Washington	12,162		1,336,117

16

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Transportation - 2.0% (continued)
FedEx	16,931		4,915,239
J.B. Hunt Transport Services	5,699		972,876
Kansas City Southern	6,252		1,826,897
Norfolk Southern	17,476		4,879,998
Old Dominion Freight Line	6,726		1,734,030
Southwest Airlines	40,825	[a]	2,562,994
Union Pacific	46,574		10,343,620
United Airlines Holdings	20,612	[a]	1,121,293
United Parcel Service, Cl. B	50,225		10,238,868
			49,763,339
Utilities - 2.6%
Alliant Energy	17,035		956,856
Ameren	17,408		1,476,895
American Electric Power	35,018		3,106,447
American Water Works	12,506		1,950,811
Atmos Energy	9,283		961,626
CenterPoint Energy	40,207		984,669
CMS Energy	19,691		1,267,903
Consolidated Edison	24,400		1,888,804
Dominion Energy	55,860		4,463,214
DTE Energy	13,569		1,899,931
Duke Energy	53,909		5,428,097
Edison International	26,081		1,550,515
Entergy	13,981		1,527,983
Evergy	15,798		1,010,598
Eversource Energy	23,663		2,040,224
Exelon	68,840		3,093,670
FirstEnergy	37,815		1,433,945
NextEra Energy	136,272		10,562,443
NiSource	28,283		735,924
NRG Energy	18,091		648,020
Pinnacle West Capital	7,985		675,930
PPL	53,808		1,567,427
Public Service Enterprise Group	34,851		2,201,189
Sempra Energy	20,327		2,796,385
The AES	46,364		1,289,846
The Southern Company	74,012		4,897,374
WEC Energy Group	21,757		2,114,128
Xcel Energy	37,638		2,683,589
			65,214,443
Total Common Stocks (cost $511,636,870)			2,464,788,407

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .0%
U.S. Treasury Bills - ..0%
0.02%, 9/9/2021 (cost $503,962)		504,000	[c,d]	503,973
	1-Day Yield (%)	Shares
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,150,852)	0.05	7,150,852	[e]	7,150,852
Total Investments (cost $519,291,684)		100.0%		2,472,443,232
Liabilities, Less Cash and Receivables		(.0%)		(442,648)
Net Assets		100.0%		2,472,000,584

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Held by a counterparty for open exchange traded derivative contracts.

d Security is a discount security. Income is recognized through the accretion of discount.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.6
Health Care	12.8
Consumer Discretionary	12.6
Financials	11.4
Communication Services	11.2
Industrials	8.7
Consumer Staples	5.9
Materials	2.7
Energy	2.7
Utilities	2.6
Real Estate	2.5
Investment Companies	.3
Government	.0
100.0

† Based on net assets.

See notes to financial statements.

18

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 4/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5,915,828	168,281,622	(167,046,598)	7,150,852.3		6,883
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	637,495	74,433	(711,928)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	9,984,175	(9,984,175)	-	-	54,223†††
Total	6,553,323	178,340,230	(177,742,701)	7,150,852.3		61,106

† Includes reinvested dividends/distributions

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

19

STATEMENT OF FUTURES
April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	43	6/18/2021	8,758,918	8,974,960	216,042
Gross Unrealized Appreciation				216,042

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	512,140,832	2,465,292,380
Affiliated issuers	7,150,852	7,150,852
Dividends and securities lending income receivable		1,744,282
Receivable for shares of Common Stock subscribed		1,523,225
		2,475,710,739
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		993,116
Payable for shares of Common Stock redeemed		2,581,752
Directors’ fees and expenses payable		72,937
Payable for futures variation margin—Note 4		62,350
		3,710,155
Net Assets ($)		2,472,000,584
Composition of Net Assets ($):
Paid-in capital		366,018,840
Total distributable earnings (loss)		2,105,981,744
Net Assets ($)		2,472,000,584

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)	41,867,084
Net Asset Value Per Share ($)	59.04

See notes to financial statements.

21

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	18,690,180
Affiliated issuers	6,883
Income from securities lending—Note 1(b)	54,223
Interest	5
Total Income	18,751,291
Expenses:
Management fee—Note 3(a)	2,901,033
Shareholder servicing costs—Note 3(b)	2,901,033
Directors’ fees—Note 3(a,c)	114,600
Loan commitment fees—Note 2	18,709
Interest expense—Note 2	658
Total Expenses	5,936,033
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(114,600)
Net Expenses	5,821,433
Investment Income—Net	12,929,858
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	159,377,198
Net realized gain (loss) on futures	5,155,318
Net Realized Gain (Loss)	164,532,516
Net change in unrealized appreciation (depreciation) on investments	399,271,904
Net change in unrealized appreciation (depreciation) on futures	754,974
Net Change in Unrealized Appreciation (Depreciation)	400,026,878
Net Realized and Unrealized Gain (Loss) on Investments	564,559,394
Net Increase in Net Assets Resulting from Operations	577,489,252

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	12,929,858	30,590,406
Net realized gain (loss) on investments	164,532,516	263,480,367
Net change in unrealized appreciation (depreciation) on investments	400,026,878	(104,798,264)
Net Increase (Decrease) in Net Assets Resulting from Operations	577,489,252	189,272,509
Distributions ($):
Distributions to shareholders	(252,882,658)	(299,400,194)
Capital Stock Transactions ($):
Net proceeds from shares sold	177,491,100	290,861,571
Distributions reinvested	246,115,793	291,570,932
Cost of shares redeemed	(355,201,400)	(665,872,499)
Increase (Decrease) in Net Assets from Capital Stock Transactions	68,405,493	(83,439,996)
Total Increase (Decrease) in Net Assets	393,012,087	(193,567,681)
Net Assets ($):
Beginning of Period	2,078,988,497	2,272,556,178
End of Period	2,472,000,584	2,078,988,497
Capital Share Transactions (Shares):
Shares sold	3,163,775	6,043,802
Shares issued for distributions reinvested	4,722,099	5,779,474
Shares redeemed	(6,402,982)	(13,574,483)
Net Increase (Decrease) in Shares Outstanding	1,482,892	(1,751,207)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	51.48	53.93	55.44	56.66	51.04	52.88
Investment Operations:
Investment income—net[a]	.31	.71	.79	.78	.80	.84
Net realized and unrealized gain (loss) on investments	13.56	4.07	5.03	2.97	10.12	1.11
Total from Investment Operations	13.87	4.78	5.82	3.75	10.92	1.95
Distributions:
Dividends from investment income—net	(.75)	(.85)	(.84)	(.86)	(.91)	(.87)
Dividends from net realized gain on investments	(5.56)	(6.38)	(6.49)	(4.11)	(4.39)	(2.92)
Total Distributions	(6.31)	(7.23)	(7.33)	(4.97)	(5.30)	(3.79)
Net asset value, end of period	59.04	51.48	53.93	55.44	56.66	51.04
Total Return (%)	28.56[b]	9.13	13.76	6.83	23.03	3.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[c]	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50[c]	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.11[c]	1.41	1.55	1.39	1.52	1.68
Portfolio Turnover Rate	2.46[b]	2.43	2.81	3.06	2.88	4.25
Net Assets, end of period ($ x 1,000)	2,472,001	2,078,988	2,272,556	2,428,012	2,661,282	2,478,725

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon S&P 500 Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of

26

Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,464,788,407	-	-	2,464,788,407

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Investment Companies	7,150,852	-	-	7,150,852
U.S. Treasury Securities	-	503,973	-	503,973
Other Financial Instruments:
Futures††	216,042	-	-	216,042

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $7,253 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

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(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $35,002,478 and long-term capital gains $264,397,716. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2021 was approximately $175,691 with a related weighted average annualized interest rate of .75%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to

30

the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2021, fees reimbursed by the Adviser amounted to $114,600.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, the fund was charged $2,901,033 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $505,558 and Shareholder Services Plan fees of $505,558, which are offset against an expense reimbursement currently in effect in the amount of $18,000.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2021, amounted to $56,246,904 and $221,316,327, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Equity futures	18,297,664

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivatives contracts was $1,953,367,590, consisting of $1,964,038,012 gross unrealized appreciation and $10,670,422 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under

32

the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the state law cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

In March 2021, the Acting Solicitor General (“ASG”) filed a brief expressing the views of the United States on the cert. petition filed in the state law cases. Although the ASG’s position was that the Second Circuit erred when holding that the Section 546(e) safe harbor in the bankruptcy code preempted the plaintiffs’ state-law  fraudulent transfer claims, and that the Second Circuit’s interpretation of “financial institution” as used in Section 546(e) would likely render the Supreme Court’s decision in Merit Management a practical nullity, the ASG nonetheless recommended denying certiorari as to both issues. Regarding the preemption issue, the ASG recommended denying certiorari primarily because it believed the issue would arise very infrequently, and because there is no circuit split regarding the general presumption against preemption.  Regarding the “financial institution” issue, the ASG recommended denying certiorari primarily to allow other courts to analyze the issue before it is taken up by the Supreme Court, and because the state law cases present a poor vehicle for deciding the issue due to the lack of a factual record pertaining to the “financial institution” issue.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari, thus bringing a permanent end to the state law cases as pleaded. As a result, we will not report on the state law cases going forward.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et

34

al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020,

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

As of April 2021, the Trustee’s assertion of intentional fraudulent transfer claims (which were dismissed by the trial court) and the Trustee’s request for leave to amend its complaint to add constructive fraudulent transfer claims (which was also denied by the trial court) are still pending on appeal before the Second Circuit.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s shares with the performance of a group of retail pure no-load S&P 500 index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional S&P 500 index funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-load S&P 500 index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (in the third quartile of the Performance Universe for all periods). The Board considered the relative proximity of the fund’s ten-year performance the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and

38

the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board noted that the fund had a four star overall rating from Morningstar.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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41

For More Information

BNY Mellon S&P 500 Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0078SA0421

BNY Mellon Smallcap Stock Index Fund

SEMIANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon Smallcap Stock Index Fund’s Class I shares produced a total return of 54.28%, and its Investor shares returned 54.09%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a 54.44% total return for the same period.2,3

Small-cap stocks gained ground during the reporting period amid central bank policies that supported investor confidence, the implementation of a COVID-19 vaccine rollout and impending economic reopening. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

The Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $700 million and $3.2 billion, to the extent consistent with market conditions.

Stimulus and Optimism Supports Equity Rally

After a bout of fall volatility, investor sentiment turned optimistic in November 2020. Resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19 economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

As the equity rally continued and sentiment strengthened, global bond yields rose and investors pulled back in March 2021. Economic centers of Europe such as Italy, France and Spain reinstituted lockdown measures as COVID-19 cases once again began to surge.

2

During the month, the U.S. government passed another COVID-19 relief bill. The Biden administration also began to lay the groundwork for an infrastructure plan. Investor concerns were mollified as earnings season brought positive financial news from reporting companies. The equity rally continued in April. Stocks produced strong results for the six months.

Strong Performance from Industrials Companies

During the six months, demand surged for products provided by industrials companies. Supply chain and production difficulties that existed in the beginning of the pandemic have since been remedied, causing a backlog of demand. This backlog has also given increased pricing power to manufacturers, allowing them to raise prices. Future earnings reports for these companies are expected to be high due to these factors. In addition, the renewed emphasis on “green initiatives” from global governments and anticipated U.S. infrastructure spending is also raising the outlook for the sector. The building products, transportation and air freight industries were among the leading performers for the period. The industrials sector is sensitive to economic cycles, and the prospect of economic reopening is providing a tailwind to stock prices. The anticipated increase in global trade in the coming year is also working to support valuations. The financials sector was another strong performer and benefited from rising rates and an increased demand for lending products. Bank deposits and brokerage account balances have also increased. Banks are also well capitalized due to regulations put in place during the 2008 financial crisis. Within information technology, the switch to 5G technology is stoking demand for chips. It is worth mentioning that the energy sector appreciated considerably during the period, but it is a very small portion of the index, so it was not a significant driver of index returns.

During a period of such strong returns, some sectors did lag the broader market. The consumer staples sector was one of the weakest performers. The household products industry provided the largest headwind. Consumers stockpiled items such as cleaning products at the outset of the pandemic, leading to decreased demand during the recent six-month period. The utilities sector also trailed. Its label as a defensive sector worked against it during the period, as defensive sectors were not in favor.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and the U.S. Federal Reserve remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. We expect the vaccine rollout and resulting economic reopening

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

to support markets as well. As always, we continue to monitor factors that affect the fund’s investments.

May 17, 2021

¹ DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Smallcap Stock Index Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$3.15	$1.58
Ending value (after expenses)	$1,540.90	$1,542.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$2.51	$1.25
Ending value (after expenses)	$1,022.32	$1,023.55
†

Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 1.8%
American Axle & Manufacturing Holdings	214,665	[a]	1,992,091
Cooper Tire & Rubber	94,935		5,410,346
Cooper-Standard Holdings	31,956	[a]	928,002
Dorman Products	53,965	[a]	5,352,249
Gentherm	61,692	[a]	4,392,470
LCI Industries	47,339		6,935,163
Motorcar Parts of America	36,057	[a,b]	778,831
Patrick Industries	40,973	[b]	3,671,181
Standard Motor Products	38,752		1,659,748
Winnebago Industries	62,572		5,002,631
			36,122,712
Banks - 12.1%
Allegiance Bancshares	34,219		1,355,072
Ameris Bancorp	129,270		6,992,214
Axos Financial	97,079	[a]	4,383,117
Banc of California	86,086		1,540,939
BancFirst	35,234	[b]	2,449,115
BankUnited	172,582		8,044,047
Banner	65,629		3,730,352
Berkshire Hills Bancorp	97,938		2,173,244
Boston Private Financial Holdings	155,489		2,288,798
Brookline Bancorp	148,827		2,396,115
Cadence Bancorp	234,452		5,216,557
Capitol Federal Financial	240,581		3,109,509
Central Pacific Financial	51,181		1,379,328
City Holding	28,890		2,236,086
Columbia Banking System	132,894		5,784,876
Community Bank System	99,748		7,743,437
Customers Bancorp	55,043	[a]	1,900,084
CVB Financial	236,761		5,021,701
Dime Community Bancshares	67,023		2,219,802
Eagle Bancorp	60,024		3,205,882
FB Financial	58,772		2,466,073
First Bancorp	53,888		2,284,851
First Bancorp	411,591		5,173,699
First Commonwealth Financial	182,603		2,645,917
First Financial Bancorp	183,482		4,497,144
First Hawaiian	243,074		6,674,812
First Midwest Bancorp	212,347		4,452,917
Flagstar Bancorp	89,222		4,152,392

6

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Banks - 12.1% (continued)
Great Western Bancorp	103,858		3,432,507
Hanmi Financial	55,595		1,128,579
Heritage Financial	67,352		1,892,591
Hilltop Holdings	121,437		4,274,582
HomeStreet	40,277		1,644,913
Hope Bancorp	227,703		3,417,822
Independent Bank	61,867		5,066,907
Independent Bank Group	69,159		5,222,196
Investors Bancorp	417,913		6,118,246
Meta Financial Group	60,956		3,002,693
Mr. Cooper Group	133,156	[a]	4,591,219
National Bank Holdings, Cl. A	57,670		2,301,033
NBT Bancorp	82,199		3,114,520
NMI Holdings, Cl. A	157,729	[a]	4,075,717
Northfield Bancorp	89,853		1,453,822
Northwest Bancshares	238,484		3,348,315
OFG Bancorp	97,326		2,305,653
Old National Bancorp	310,551		5,869,414
Pacific Premier Bancorp	175,223		7,715,069
Park National	26,471	[b]	3,311,257
Preferred Bank	25,169		1,649,576
Provident Financial Services	136,527		3,217,941
Renasant	105,949	[b]	4,463,631
S&T Bancorp	74,067		2,440,508
Seacoast Banking Corp. of Florida	102,145		3,712,971
ServisFirst Bancshares	88,444	[b]	5,593,199
Simmons First National, Cl. A	203,601	[b]	5,802,628
Southside Bancshares	59,249		2,378,847
Tompkins Financial	22,688		1,773,067
Triumph Bancorp	42,469	[a]	3,764,027
TrustCo Bank	181,995		1,331,293
United Community Bank	162,633		5,321,352
Veritex Holdings	94,089		3,178,326
Walker & Dunlop	54,553		6,047,200
Westamerica Bancorporation	49,455		3,135,447
WSFS Financial	87,938		4,492,752
			237,107,900
Capital Goods - 11.8%
AAON	75,603	[b]	4,945,192
AAR	62,908	[a]	2,531,418
Aegion	58,415	[a]	1,758,292
Aerojet Rocketdyne Holdings	135,239		6,318,366
AeroVironment	41,585	[a]	4,589,736

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 11.8% (continued)
Alamo Group	18,619		2,927,838
Albany International, Cl. A	56,900		5,077,756
American Woodmark	31,661	[a]	3,149,003
Apogee Enterprises	49,172	[b]	1,727,412
Applied Industrial Technologies	71,987		6,886,276
Arcosa	90,678		5,466,977
Astec Industries	42,646		3,198,876
AZZ	47,964		2,524,825
Barnes Group	88,127		4,399,300
Boise Cascade	72,648		4,847,075
Chart Industries	66,141	[a,b]	10,624,229
CIRCOR International	36,830	[a]	1,265,847
Comfort Systems USA	68,223		5,618,846
Cubic	59,576		4,458,668
DXP Enterprises	29,571	[a]	865,543
Encore Wire	38,899		2,904,977
Enerpac Tool Group	110,363	[a]	2,935,656
EnPro Industries	37,965		3,251,702
ESCO Technologies	48,283		5,251,259
Federal Signal	114,140		4,728,820
Franklin Electric	71,190		5,785,611
Gibraltar Industries	61,352	[a]	5,635,795
GMS	80,764	[a]	3,530,194
Granite Construction	86,183	[b]	3,283,572
Griffon	82,980		2,250,418
Hillenbrand	139,396		6,842,950
Insteel Industries	34,993		1,334,283
John Bean Technologies	58,981		8,574,658
Kaman	52,295		2,789,938
Lindsay	20,269		3,360,195
Lydall	32,807	[a]	1,208,938
Matrix Service	47,739	[a]	630,632
Meritor	136,490	[a]	3,689,325
Moog, Cl. A	55,420		4,796,601
Mueller Industries	107,614		4,828,640
MYR Group	31,163	[a]	2,427,598
National Presto Industries	9,390		966,043
NOW	204,041	[a]	2,003,683
Park Aerospace	35,491		478,774
PGT Innovations	109,497	[a]	2,883,056
Powell Industries	17,815		627,801
Proto Labs	51,424	[a]	5,762,573
Quanex Building Products	61,748		1,685,103

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 11.8% (continued)
Raven Industries	67,143	[a]	2,727,349
Resideo Technologies	267,062	[a]	8,014,531
SPX	83,959	[a]	5,092,953
SPX FLOW	78,149		5,203,942
Standex International	23,312		2,210,444
Tennant	34,912		2,754,906
The Greenbrier Companies	61,890	[b]	2,923,684
Titan International	95,909	[a]	1,034,858
Triumph Group	98,614	[a]	1,668,549
UFP Industries	113,855		9,568,374
Veritiv	23,706	[a]	992,807
Vicor	39,198	[a]	3,615,232
Wabash National	97,269		1,712,907
Watts Water Technologies, Cl. A	51,751	[b]	6,445,587
			231,596,393
Commercial & Professional Services - 3.4%
ABM Industries	125,195		6,436,275
Brady, Cl. A	89,856		4,903,442
CoreCivic	221,989	[a]	1,724,855
Deluxe	79,208	[b]	3,486,736
Exponent	96,364		9,282,744
Forrester Research	21,288	[a]	924,964
Harsco	148,849	[a]	2,668,863
Heidrick & Struggles International	35,839		1,515,990
HNI	81,345		3,444,147
Interface	111,777		1,435,217
Kelly Services, Cl. A	62,067	[a]	1,554,778
Korn Ferry	101,661		6,901,765
ManTech International, Cl. A	51,526		4,397,744
Matthews International, Cl. A	59,283		2,453,131
Pitney Bowes	319,081		2,383,535
Resources Connection	56,919		803,127
Team	57,163	[a]	564,199
TrueBlue	64,689	[a]	1,830,699
U.S. Ecology	57,915	[a]	2,459,071
UniFirst	28,653		6,423,716
Viad	38,945	[a]	1,622,449
			67,217,447
Consumer Durables & Apparel - 5.2%
Callaway Golf	174,681	[a]	5,057,015
Cavco Industries	15,790	[a]	3,306,900
Century Communities	54,588	[a]	4,036,237
Crocs	121,765	[a]	12,191,112

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Consumer Durables & Apparel - 5.2% (continued)
Ethan Allen Interiors	41,116		1,180,440
Fossil Group	90,093	[a,b]	1,162,200
G-III Apparel Group	82,642	[a,b]	2,685,039
Installed Building Products	42,505		5,723,298
iRobot	53,086	[a,b]	5,775,757
Kontoor Brands	87,282	[b]	5,483,928
La-Z-Boy	85,575		3,804,664
LGI Homes	41,398	[a,b]	6,862,960
M.D.C. Holdings	103,902		6,094,891
M/I Homes	53,454	[a]	3,726,813
Meritage Homes	69,654	[a]	7,410,489
Movado Group	32,748		1,027,305
Oxford Industries	31,568		2,879,949
Steven Madden	143,552		5,838,260
Sturm Ruger & Co.	33,167		2,153,865
Tupperware Brands	94,028	[a]	2,291,462
Unifi	27,784	[a]	751,002
Universal Electronics	25,657	[a]	1,458,600
Vera Bradley	44,186	[a]	490,465
Vista Outdoor	109,649	[a]	3,575,654
Wolverine World Wide	155,469		6,486,167
			101,454,472
Consumer Services - 2.2%
American Public Education	31,908	[a]	971,918
BJ's Restaurants	43,109	[a]	2,629,218
Bloomin‘ Brands	149,013	[a]	4,708,811
Brinker International	85,143	[a]	5,715,650
Chuy's Holdings	36,201	[a]	1,768,781
Dave & Buster's Entertainment	88,635	[a]	4,047,074
Dine Brands Global	31,592	[a,b]	3,053,367
El Pollo Loco Holdings	34,829	[a]	590,003
Fiesta Restaurant Group	29,665	[a,b]	437,262
Monarch Casino & Resort	23,881	[a]	1,800,866
Perdoceo Education	135,650	[a]	1,581,679
Red Robin Gourmet Burgers	30,679	[a]	1,115,488
Regis	47,158	[a,b]	610,225
Ruth's Hospitality Group	58,549	[a]	1,528,714
Shake Shack, Cl. A	67,613	[a,b]	7,352,914
The Cheesecake Factory	78,075	[a]	4,886,714
			42,798,684
Diversified Financials - 2.9%
Apollo Commercial Real Estate Finance	237,689	[c]	3,615,250
ARMOUR Residential REIT	122,587	[b,c]	1,523,756

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Diversified Financials - 2.9% (continued)
B. Riley Financial	33,217		2,368,040
Blucora	89,037	[a]	1,281,688
Brightsphere Investment Group	112,332		2,528,593
Capstead Mortgage	184,757	[c]	1,197,225
Donnelley Financial Solutions	55,752	[a]	1,703,781
Encore Capital Group	58,434	[a,b]	2,298,794
Enova International	69,489	[a]	2,379,303
EZCORP, Cl. A	94,987	[a]	534,777
Granite Point Mortgage Trust	106,826	[c]	1,414,376
Green Dot, Cl. A	100,373	[a]	4,593,068
Greenhill & Co.	25,249	[b]	383,280
Invesco Mortgage Capital	395,393	[b,c]	1,542,033
KKR Real Estate Finance Trust	49,686	[c]	1,048,375
New York Mortgage Trust	709,957	[c]	3,258,703
PennyMac Mortgage Investment Trust	184,467	[c]	3,698,563
Piper Sandler	25,789		2,991,266
PRA Group	84,966	[a]	3,201,519
Ready Capital	96,336	[c]	1,397,835
Redwood Trust	212,303	[c]	2,358,686
StoneX Group	31,135	[a]	1,977,695
Virtus Investment Partners	13,345		3,649,324
Waddell & Reed Financial, Cl. A	114,565		2,861,834
WisdomTree Investments	217,421		1,475,201
World Acceptance	7,317	[a,b]	956,625
			56,239,590
Energy - 3.5%
Archrock	235,554		2,200,074
Bonanza Creek Energy	33,597	[a]	1,111,725
Bristow Group	43,898	[a]	1,161,541
Callon Petroleum	82,209	[a,b]	3,073,795
CONSOL Energy	52,612	[a]	461,933
Core Laboratories	84,325	[b]	2,376,278
DMC Global	28,447	[a,b]	1,536,138
Dorian LPG	52,417	[a]	696,622
Dril-Quip	67,614	[a,b]	2,072,369
Green Plains	77,648	[a,b]	2,313,910
Helix Energy Solutions Group	275,868	[a,b]	1,183,474
Helmerich & Payne	203,133		5,206,299
Laredo Petroleum	15,761	[a,b]	638,951
Matador Resources	205,559		5,408,257
Nabors Industries	12,164	[a,b]	983,459
Oceaneering International	187,331	[a]	2,013,808
Oil States International	109,380	[a]	613,622

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 3.5% (continued)
Par Pacific Holdings	76,191	[a]	1,157,341
Patterson-UTI Energy	355,662		2,404,275
PBF Energy, Cl. A	182,550	[a,b]	2,588,559
PDC Energy	187,917	[a]	6,860,850
Penn Virginia	30,771	[a,b]	419,409
ProPetro Holding	155,835	[a]	1,500,691
Range Resources	478,758	[a,b]	4,701,404
Renewable Energy Group	82,158	[a,b]	4,561,412
REX American Resources	9,990	[a]	806,493
RPC	118,657	[a,b]	576,673
SM Energy	197,964		3,127,831
Southwestern Energy	1,223,081	[a]	5,222,556
Talos Energy	54,568	[a,b]	610,616
U.S. Silica Holdings	137,596	[a]	1,465,397
			69,055,762
Food & Staples Retailing - .6%
PriceSmart	44,014		3,698,937
SpartanNash	66,010	[b]	1,278,614
The Andersons	56,779		1,630,693
The Chefs' Warehouse	59,848	[a]	1,928,901
United Natural Foods	104,243	[a]	3,842,397
			12,379,542
Food, Beverage & Tobacco - 1.9%
B&G Foods	121,823	[b]	3,554,795
Calavo Growers	31,446		2,456,876
Cal-Maine Foods	70,290		2,626,034
Celsius Holdings	49,376	[a,b]	2,829,245
Coca-Cola Consolidated	8,689		2,548,049
Fresh Del Monte Produce	57,651		1,625,758
J&J Snack Foods	28,356		4,667,681
John B. Sanfilippo & Son	17,175		1,509,683
MGP Ingredients	24,423	[b]	1,467,822
National Beverage	44,092	[b]	2,142,430
Seneca Foods, Cl. A	11,652	[a]	536,691
The Simply Good Foods Company	156,187	[a,b]	5,396,261
Universal	46,225		2,599,232
Vector Group	237,385		3,097,874
			37,058,431
Health Care Equipment & Services - 7.9%
Addus HomeCare	27,717	[a]	2,932,459
Allscripts Healthcare Solutions	259,120	[a,b]	4,031,907
AMN Healthcare Services	87,632	[a]	6,949,218
AngioDynamics	70,223	[a]	1,706,419

12

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 7.9% (continued)
Cardiovascular Systems	76,313	[a]	3,076,940
Community Health Systems	222,718	[a]	2,483,306
Computer Programs & Systems	25,549	[a]	766,981
CONMED	53,794		7,582,264
CorVel	16,958	[a]	1,984,256
Covetrus	184,468	[a,b]	5,285,008
Cross Country Healthcare	62,822	[a]	836,789
CryoLife	71,104	[a,b]	2,074,815
Cutera	34,039	[a]	1,022,191
Fulgent Genetics	31,460	[a,b]	2,423,049
Glaukos	85,467	[a]	8,047,573
Hanger	69,623	[a]	1,735,701
HealthStream	47,688	[a]	1,152,142
Heska	18,656	[a]	3,407,518
Inogen	34,101	[a]	2,229,864
Integer Holdings	61,144	[a]	5,740,199
Invacare	63,945	[a,b]	577,423
Lantheus Holdings	126,351	[a]	2,994,519
LeMaitre Vascular	30,872	[b]	1,619,854
Magellan Health	43,628	[a]	4,109,758
MEDNAX	162,161	[a,b]	4,268,078
Meridian Bioscience	80,067	[a]	1,567,712
Merit Medical Systems	90,919	[a]	5,782,448
Mesa Laboratories	9,113		2,265,947
ModivCare	23,282	[a]	3,261,343
Natus Medical	64,192	[a]	1,640,106
NextGen Healthcare	101,763	[a]	1,863,281
Omnicell	80,618	[a]	11,691,222
OraSure Technologies	134,513	[a,b]	1,230,794
Orthofix Medical	36,859	[a]	1,634,697
Owens & Minor	138,517		4,999,079
R1 RCM	225,582	[a]	6,153,877
RadNet	80,939	[a]	1,808,177
Select Medical Holdings	200,436	[a]	7,560,446
Simulations Plus	29,071	[b]	1,835,543
SurModics	24,868	[a]	1,330,189
Tabula Rasa HealthCare	40,931	[a,b]	1,946,678
Tactile Systems Technology	35,766	[a,b]	2,049,392
The Ensign Group	96,030		8,244,175
The Pennant Group	47,140	[a]	1,905,399
Tivity Health	69,871	[a]	1,689,481
U.S. Physical Therapy	24,225		2,724,101
Varex Imaging	74,045	[a]	1,757,828

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 7.9% (continued)
Zynex	39,608	[a,b]	585,010
			154,565,156
Household & Personal Products - 1.3%
Central Garden & Pet	18,483	[a]	1,000,670
Central Garden & Pet, Cl. A	73,989	[a]	3,645,438
e.l.f. Beauty	70,488	[a]	2,132,262
Edgewell Personal Care	97,116		3,709,831
Inter Parfums	32,782		2,412,755
Medifast	22,110		5,020,960
USANA Health Sciences	21,792	[a]	1,961,062
WD-40	25,738	[b]	6,402,070
			26,285,048
Insurance - 2.6%
Ambac Financial Group	83,357	[a]	1,429,573
American Equity Investment Life Holding	159,175		4,931,241
AMERISAFE	35,480		2,202,598
Assured Guaranty	142,232		7,232,497
eHealth	48,996	[a,b]	3,465,977
Employers Holdings	53,640		2,171,347
Genworth Financial, Cl. A	942,368	[a]	4,071,030
HCI Group	11,135	[b]	817,532
Horace Mann Educators	78,030		3,129,003
James River Group Holdings	58,499		2,755,888
Palomar Holdings	39,987	[a]	2,813,485
ProAssurance	102,162		2,554,050
Safety Insurance Group	26,901		2,206,689
SiriusPoint	157,154	[a]	1,662,689
Stewart Information Services	50,549		2,964,699
Trupanion	61,552	[a,b]	4,991,867
United Fire Group	39,052		1,181,714
United Insurance Holdings	43,585		243,640
Universal Insurance Holdings	55,138		769,175
			51,594,694
Materials - 5.1%
AdvanSix	51,365	[a]	1,493,694
Allegheny Technologies	235,286	[a]	5,472,752
American Vanguard	48,050		950,429
Arconic	182,075	[a]	5,207,345
Balchem	60,897		7,745,489
Carpenter Technology	88,765		3,361,531
Century Aluminum	95,229	[a,b]	1,491,286
Clearwater Paper	32,143	[a]	1,075,505

14

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 5.1% (continued)
Domtar	103,390	[a]	4,075,634
Ferro	151,612	[a]	2,525,856
FutureFuel	47,831		607,454
GCP Applied Technologies	90,274	[a]	2,319,139
Glatfelter	80,699		1,187,889
H.B. Fuller	97,156		6,491,964
Hawkins	35,330		1,178,256
Haynes International	24,063		703,602
Innospec	46,356		4,515,538
Kaiser Aluminum	29,717		3,580,007
Koppers Holdings	40,341	[a]	1,340,935
Kraton	58,540	[a]	2,093,390
Livent	276,139	[a,b]	4,976,025
Materion	38,336		2,714,572
Mercer International	75,982		1,252,943
Myers Industries	69,594		1,570,041
Neenah	30,711		1,632,904
O-I Glass	295,560	[a]	4,873,784
Olympic Steel	17,411		505,790
Quaker Chemical	24,515	[b]	5,941,210
Rayonier Advanced Materials	115,682	[a]	1,051,549
Schweitzer-Mauduit International	57,834	[b]	2,641,279
Stepan	39,585		5,172,176
SunCoke Energy	160,662		1,084,469
TimkenSteel	72,057	[a]	866,125
Tredegar	49,946		730,211
Trinseo	71,178		4,406,630
U.S. Concrete	29,157	[a]	1,848,845
Warrior Met Coal	96,629		1,531,570
			100,217,818
Media & Entertainment - .9%
AMC Networks, Cl. A	57,027	[a,b]	2,867,318
Gannett	248,875	[a,b]	1,129,893
Meredith	75,344	[a]	2,343,198
QuinStreet	90,758	[a]	1,839,665
Scholastic	55,464		1,682,223
TechTarget	44,808	[a]	3,436,774
The E.W. Scripps Company, Cl. A	109,417		2,365,596
The Marcus	46,714	[a,b]	932,411
			16,597,078
Pharmaceuticals Biotechnology & Life Sciences - 3.4%
Amphastar Pharmaceuticals	71,193	[a]	1,238,758
ANI Pharmaceuticals	19,578	[a]	651,556

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.4% (continued)
Anika Therapeutics	27,144	[a]	1,090,646
Cara Therapeutics	80,618	[a]	1,044,003
Coherus Biosciences	120,544	[a,b]	1,784,051
Collegium Pharmaceutical	65,895	[a,b]	1,469,459
Corcept Therapeutics	196,221	[a]	4,471,877
Cytokinetics	134,055	[a,b]	3,410,359
Eagle Pharmaceuticals	20,704	[a,b]	845,344
Enanta Pharmaceuticals	34,530	[a]	1,752,052
Endo International	434,213	[a]	2,488,040
Innoviva	116,129	[a]	1,329,677
Lannett	68,005	[a]	297,182
Luminex	81,007		2,972,147
Myriad Genetics	141,939	[a]	4,289,397
NeoGenomics	216,011	[a,b]	10,582,379
Pacira Biosciences	81,664	[a]	5,159,532
Phibro Animal Health, Cl. A	36,691		899,663
Prestige Consumer Healthcare	94,044	[a]	4,096,557
REGENXBIO	66,214	[a]	2,296,964
Spectrum Pharmaceuticals	265,305	[a,b]	825,099
Supernus Pharmaceuticals	98,999	[a,b]	3,014,520
Vanda Pharmaceuticals	101,394	[a]	1,683,140
Vericel	82,138	[a]	5,127,054
Xencor	108,964	[a,b]	4,637,508
			67,456,964
Real Estate - 7.7%
Acadia Realty Trust	162,693	[c]	3,398,657
Agree Realty	116,444	[c]	8,193,000
Alexander & Baldwin	137,270	[c]	2,516,159
American Assets Trust	94,632	[c]	3,316,852
Armada Hoffler Properties	112,691	[c]	1,535,978
Brandywine Realty Trust	321,539	[c]	4,350,423
CareTrust REIT	180,683	[c]	4,368,915
Centerspace	23,690	[c]	1,667,539
Chatham Lodging Trust	84,963	[a,c]	1,178,437
Community Healthcare Trust	42,889	[c]	2,183,908
DiamondRock Hospitality	386,228	[a,c]	4,024,496
Diversified Healthcare Trust	449,433	[c]	1,984,247
Easterly Government Properties	155,641	[c]	3,335,387
Essential Properties Realty Trust	214,409	[c]	5,615,372
Four Corners Property Trust	140,979	[c]	4,070,064
Franklin Street Properties	185,236	[c]	978,046
Getty Realty	66,942	[c]	2,114,028

16

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Real Estate - 7.7% (continued)
Global Net Lease	171,058	[c]	3,284,314
Hersha Hospitality Trust	67,791	[a,c]	783,664
Independence Realty Trust	186,026	[c]	3,132,678
Industrial Logistics Properties Trust	123,163	[c]	3,054,442
Innovative Industrial Properties	43,964	[b,c]	8,051,127
iStar	140,012	[b,c]	2,591,622
Kite Realty Group Trust	158,928	[c]	3,307,292
Lexington Realty Trust	515,156	[c]	6,305,509
LTC Properties	73,850	[b,c]	3,140,840
Mack-Cali Realty	163,759	[c]	2,679,097
Marcus & Millichap	45,028	[a]	1,590,389
National Storage Affiliates Trust	119,478	[c]	5,429,080
NexPoint Residential Trust	40,676	[c]	2,040,308
Office Properties Income Trust	88,845	[b,c]	2,465,449
RE/MAX Holdings, Cl. A	35,112		1,289,664
Realogy Holdings	213,186	[a,b]	3,683,854
Retail Opportunity Investments	218,412	[c]	3,844,051
Retail Properties of America, Cl. A	403,995	[c]	4,738,861
RPT Realty	148,615	[c]	1,888,897
Safehold	27,454	[b,c]	1,941,272
Saul Centers	24,144	[c]	1,042,538
SITE Centers	313,695	[c]	4,627,001
Summit Hotel Properties	203,204	[a,c]	2,066,585
Tanger Factory Outlet Centers	177,045	[b,c]	3,089,435
The GEO Group	226,325	[b,c]	1,247,051
The St. Joe Company	58,854	[b]	2,694,925
Uniti Group	436,995	[c]	4,981,743
Universal Health Realty Income Trust	24,190	[c]	1,619,521
Urstadt Biddle Properties, Cl. A	56,717	[c]	1,030,548
Washington Real Estate Investment Trust	155,124	[c]	3,601,979
Whitestone REIT	73,630	[c]	719,365
Xenia Hotels & Resorts	210,415	[a,c]	4,088,363
			150,882,972
Retailing - 6.8%
Abercrombie & Fitch, Cl. A	115,511	[a]	4,330,507
America's Car-Mart	11,312	[a]	1,706,189
Asbury Automotive Group	36,237	[a]	7,197,031
Barnes & Noble Education	48,175	[a]	381,064
Bed Bath & Beyond	224,886	[a,b]	5,694,114
Big Lots	63,956	[b]	4,409,127
Boot Barn Holdings	54,714	[a]	3,859,526
Caleres	69,093		1,610,558

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Retailing - 6.8% (continued)
Chico's FAS	224,501	[a]	673,503
Conn's	38,307	[a]	775,334
Core-Mark Holding	85,681		3,646,583
Designer Brands, Cl. A	106,971	[a,b]	1,893,387
GameStop, Cl. A	102,215	[a,b]	17,743,502
Genesco	26,704	[a]	1,335,200
Group 1 Automotive	32,096	[b]	5,268,879
Guess?	69,898		1,890,042
Haverty Furniture	30,163		1,401,675
Hibbett Sports	30,841	[a,b]	2,450,317
Liquidity Services	52,513	[a]	941,558
Lumber Liquidators Holdings	53,585	[a]	1,284,432
Macy's	577,563	[a,b]	9,575,995
MarineMax	41,386	[a,b]	2,350,725
Monro	62,791	[b]	4,432,417
PetMed Express	38,682	[b]	1,138,218
Rent-A-Center	92,226		5,307,606
Sally Beauty Holdings	210,496	[a]	4,224,655
Shoe Carnival	16,300	[b]	977,185
Shutterstock	40,905	[b]	3,566,098
Signet Jewelers	97,122	[a,b]	5,803,039
Sleep Number	47,052	[a]	5,264,648
Sonic Automotive, Cl. A	44,126		2,177,177
Stamps.com	34,122	[a,b]	7,007,635
The Aaron's Company	62,923		1,943,691
The Buckle	52,942		2,220,387
The Cato, Cl. A	32,264	[a]	432,338
The Children's Place	27,224	[a,b]	2,133,000
The ODP	100,528	[a,b]	4,064,347
Zumiez	38,100	[a]	1,637,157
			132,748,846
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Energy Industries	71,208		7,854,954
Axcelis Technologies	62,669	[a]	2,602,644
CEVA	41,713	[a]	2,312,569
Cohu	88,525	[a]	3,541,885
Diodes	79,209	[a]	6,084,043
DSP Group	41,033	[a]	569,948
FormFactor	144,428	[a]	5,654,356
Ichor Holdings	48,752	[a]	2,718,899
Kulicke & Soffa Industries	116,908		6,646,220
MaxLinear	126,650	[a]	4,558,133
Onto Innovation	91,747	[a]	6,286,504

18

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Semiconductors & Semiconductor Equipment - 3.7% (continued)
PDF Solutions	52,698	[a]	934,336
Photronics	120,213	[a]	1,526,705
Power Integrations	111,703		9,250,125
Rambus	210,845	[a]	4,001,838
SMART Global Holdings	27,301	[a]	1,259,941
Ultra Clean Holdings	82,875	[a]	4,232,426
Veeco Instruments	91,579	[a]	2,107,233
			72,142,759
Software & Services - 4.4%
8x8	199,961	[a]	6,576,717
Agilysys	37,969	[a]	1,914,017
Alarm.com Holdings	84,786	[a]	7,610,391
BM Technologies -Restricted	9,267	[a]	90,909
Bottomline Technologies	73,327	[a]	3,560,759
Cardtronics, Cl. A	67,565	[a]	2,624,225
CSG Systems International	61,308		2,819,555
Ebix	44,188	[b]	1,330,501
EVERTEC	112,808		4,501,039
ExlService Holdings	63,073	[a]	5,826,684
InterDigital	57,875		4,017,682
LivePerson	117,123	[a,b]	6,400,772
MicroStrategy, Cl. A	14,090	[a,b]	9,259,384
OneSpan	64,109	[a,b]	1,718,762
Perficient	61,091	[a,b]	4,008,181
Progress Software	83,336		3,638,450
SPS Commerce	66,454	[a]	6,807,548
Sykes Enterprises	73,113	[a]	3,204,543
TTEC Holdings	33,672		3,425,453
Unisys	118,853	[a]	2,852,472
Xperi Holding	193,921		3,985,077
			86,173,121
Technology Hardware & Equipment - 4.9%
3D Systems	233,714	[a]	5,034,200
ADTRAN	88,080		1,505,287
Applied Optoelectronics	36,172	[a,b]	268,035
Arlo Technologies	150,623	[a]	923,319
Badger Meter	54,699		5,108,340
Bel Fuse, Cl. B	17,472		348,217
Benchmark Electronics	67,792		2,035,116
CalAmp	62,620	[a]	861,025
Comtech Telecommunications	47,546		1,140,153
CTS	62,165		2,021,606

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Technology Hardware & Equipment - 4.9% (continued)
Daktronics	70,543	[a]	435,250
Diebold Nixdorf	149,090	[a,b]	2,237,841
Digi International	57,932	[a]	1,035,245
ePlus	25,270	[a]	2,536,097
Extreme Networks	230,916	[a]	2,627,824
Fabrinet	69,428	[a]	5,944,425
FARO Technologies	33,455	[a]	2,537,394
Harmonic	187,658	[a]	1,467,486
Insight Enterprises	65,178	[a]	6,541,916
Itron	82,406	[a]	7,411,596
Knowles	172,629	[a]	3,607,946
Methode Electronics	71,676		3,220,403
NETGEAR	56,145	[a,b]	2,089,155
OSI Systems	31,800	[a]	3,070,926
PC Connection	20,261		918,836
Plantronics	69,180	[a]	2,766,508
Plexus	54,413	[a]	5,029,938
Rogers	34,734	[a]	6,802,307
Sanmina	120,329	[a]	4,914,236
ScanSource	48,106	[a]	1,454,244
TTM Technologies	188,000	[a]	2,820,000
Viavi Solutions	424,903	[a]	6,951,413
			95,666,284
Telecommunication Services - 1.0%
ATN International	20,703		943,643
Cincinnati Bell	93,649	[a]	1,445,004
Cogent Communications Holdings	78,810		5,950,943
Consolidated Communications Holdings	141,207	[a,b]	1,016,690
Shenandoah Telecommunication	94,093		4,446,835
Spok Holdings	36,977		379,754
Vonage Holdings	434,629	[a]	5,889,223
			20,072,092
Transportation - 2.6%
Allegiant Travel	24,733	[a]	5,830,310
ArcBest	47,563		3,460,684
Atlas Air Worldwide Holdings	49,919	[a]	3,389,999
Echo Global Logistics	48,437	[a]	1,583,890
Forward Air	51,889		4,581,280
Hawaiian Holdings	88,902	[a]	2,232,329
Heartland Express	91,625		1,703,309
Hub Group, Cl. A	63,102	[a]	4,147,063
Marten Transport	109,280		1,827,162
Matson	80,968		5,289,639

20

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Transportation - 2.6% (continued)
Saia		49,014	[a,b]	11,493,783
SkyWest		94,626	[a]	4,699,127
				50,238,575
Utilities - 1.5%
American States Water		69,508		5,504,339
Avista		128,906		5,932,254
California Water Service Group		94,522		5,553,167
Chesapeake Utilities		32,939		3,903,930
Northwest Natural Holding		57,715		3,111,993
South Jersey Industries		189,611	[b]	4,692,872
Unitil		28,020	[a]	1,614,793
				30,313,348
Total Common Stocks (cost $1,039,616,407)				1,945,985,688

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Core S&P Small-Cap ETF (cost $8,209,487)		81,379		8,995,635
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
0.03%, 6/24/2021 (cost $624,974)		625,000	[d,e]	624,995
	1-Day Yield (%)	Shares
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,758,519)	0.05	11,758,519	[f]	11,758,519

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $24,222,490)	0.01	24,222,490	[f]	24,222,490
Total Investments (cost $1,084,431,877)		101.5%		1,991,587,327
Liabilities, Less Cash and Receivables		(1.5%)		(29,528,769)
Net Assets		100.0%		1,962,058,558

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $223,727,712 and the value of the collateral was $232,541,395, consisting of cash collateral of $24,222,490 and U.S. Government & Agency securities valued at $208,318,905.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.8
Financials	17.6
Consumer Discretionary	16.0
Information Technology	12.9
Health Care	11.3
Real Estate	7.7
Materials	5.1
Consumer Staples	3.9
Energy	3.5
Investment Companies	2.3
Communication Services	1.9
Utilities	1.5
Government	.0
101.5

† Based on net assets.

See notes to financial statements.

22

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 4/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,856,863	120,402,559	(112,500,903)	11,758,519.6		1,742
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	283,370,557	(259,148,067)	24,222,490	1.2	344,621†††
Total	3,856,863	403,773,116	(371,648,970)	35,981,009	1.8	346,363

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

23

STATEMENT OF FUTURES
April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
E-mini Russell 2000	88	6/18/2021	10,241,069	9,950,600	(290,469)
Gross Unrealized Depreciation				(290,469)

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $223,727,712)—Note 1(c):
Unaffiliated issuers	1,048,450,868	1,955,606,318
Affiliated issuers	35,981,009	35,981,009
Receivable for shares of Common Stock subscribed		1,969,599
Receivable for investment securities sold		540,524
Dividends and securities lending income receivable		495,859
		1,994,593,309
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		708,333
Liability for securities on loan—Note 1(c)		24,222,490
Payable for investment securities purchased		6,002,302
Payable for shares of Common Stock redeemed		1,323,081
Payable for futures variation margin—Note 4		140,360
Directors’ fees and expenses payable		132,844
Interest payable—Note 2		47
Other accrued expenses		5,294
		32,534,751
Net Assets ($)		1,962,058,558
Composition of Net Assets ($):
Paid-in capital		977,003,762
Total distributable earnings (loss)		985,054,796
Net Assets ($)		1,962,058,558

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,555,447,645	406,610,913
Shares Outstanding	43,827,448	11,476,016
Net Asset Value Per Share ($)	35.49	35.43

See notes to financial statements.

25

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $8,637 foreign taxes withheld at source):
Unaffiliated issuers	12,497,692
Affiliated issuers	1,742
Income from securities lending—Note 1(c)	344,621
Total Income	12,844,055
Expenses:
Management fee—Note 3(a)	2,259,710
Shareholder servicing costs—Note 3(b)	1,810,843
Directors’ fees—Note 3(a,c)	105,550
Loan commitment fees—Note 2	14,280
Interest expense—Note 2	3,088
Registration fees	1,951
Miscellaneous	26
Total Expenses	4,195,448
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(105,550)
Net Expenses	4,089,898
Investment Income—Net	8,754,157
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	95,796,852
Net realized gain (loss) on futures	3,318,708
Net Realized Gain (Loss)	99,115,560
Net change in unrealized appreciation (depreciation) on investments	629,344,612
Net change in unrealized appreciation (depreciation) on futures	(100,169)
Net Change in Unrealized Appreciation (Depreciation)	629,244,443
Net Realized and Unrealized Gain (Loss) on Investments	728,360,003
Net Increase in Net Assets Resulting from Operations	737,114,160

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	8,754,157	16,300,355
Net realized gain (loss) on investments	99,115,560	102,844,755
Net change in unrealized appreciation (depreciation) on investments	629,244,443	(261,239,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	737,114,160	(142,094,357)
Distributions ($):
Distributions to shareholders:
Investor Shares	(98,151,521)	(132,474,664)
Class I	(24,760,861)	(21,966,599)
Total Distributions	(122,912,382)	(154,441,263)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	102,098,277	186,415,982
Class I	48,381,672	142,367,613
Distributions reinvested:
Investor Shares	97,515,532	131,758,469
Class I	18,714,336	14,939,131
Cost of shares redeemed:
Investor Shares	(300,185,026)	(611,682,003)
Class I	(48,971,946)	(112,245,126)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(82,447,155)	(248,445,934)
Total Increase (Decrease) in Net Assets	531,754,623	(544,981,554)
Net Assets ($):
Beginning of Period	1,430,303,935	1,975,285,489
End of Period	1,962,058,558	1,430,303,935
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	3,106,454	7,785,564
Shares issued for distributions reinvested	3,303,372	4,616,292
Shares redeemed	(9,408,118)	(24,399,724)
Net Increase (Decrease) in Shares Outstanding	(2,998,292)	(11,997,868)
Class Ia
Shares sold	1,465,982	6,284,091
Shares issued for distributions reinvested	635,677	524,825
Shares redeemed	(1,549,096)	(4,734,812)
Net Increase (Decrease) in Shares Outstanding	552,563	2,074,104

[a]	During the period ended October 31, 2020, 7,856 Investor shares representing $240,757 were exchanged for 7,854 Class I shares.
See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
Investor Shares	(Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.77	29.19	32.18	32.89	27.55	28.94
Investment Operations:
Investment income—net[b]	.15	.25	.30	.28	.27	.29
Net realized and unrealized gain (loss) on investments	12.80	(2.27)	.05	1.34	7.02	1.20
Total from Investment Operations	12.95	(2.02)	.35	1.62	7.29	1.49
Distributions:
Dividends from investment income—net	(.28)	(.33)	(.29)	(.28)	(.28)	(.28)
Dividends from net realized gain on investments	(1.95)	(2.07)	(3.05)	(2.05)	(1.67)	(2.60)
Total Distributions	(2.23)	(2.40)	(3.34)	(2.33)	(1.95)	(2.88)
Net asset value, end of period	35.49	24.77	29.19	32.18	32.89	27.55
Total Return (%)	54.09[c]	(8.01)	2.83	5.07	27.11	5.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51[d]	.52	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50[d]	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.92[d]	1.00	1.03	.85	.89	1.06
Portfolio Turnover Rate	15.72[c]	40.49	23.24	19.60	20.63	23.86
Net Assets, end of period ($ x 1,000)	1,555,448	1,159,850	1,717,003	2,027,831	2,214,225	1,992,196

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

28

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	24.76	29.19	32.21	32.91	27.57	28.69
Investment Operations:
Investment income—net[b]	.19	.29	.37	.35	.35	.01
Net realized and unrealized gain (loss) on investments	12.79	(2.24)	.03	1.37	7.01	(1.13)
Total from Investment Operations	12.98	(1.95)	.40	1.72	7.36	(1.12)
Dividends from investment income—net	(.36)	(.41)	(.37)	(.37)	(.35)	-
Dividends from net realized gain on investments	(1.95)	(2.07)	(3.05)	(2.05)	(1.67)	-
Total Distributions	(2.31)	(2.48)	(3.42)	(2.42)	(2.02)	-
Net asset value, end of period	35.43	24.76	29.19	32.21	32.91	27.57
Total Return (%)	54.28[c]	(7.79)	3.08	5.37	27.38	(3.91)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26[d]	.27	.26	.26	.26	.27[d]
Ratio of net expenses to average net assets	.25[d]	.25	.25	.25	.25	.26[d]
Ratio of net investment income to average net assets	1.16[d]	1.17	1.28	1.05	1.10	.55[d]
Portfolio Turnover Rate	15.72[c]	40.49	23.24	19.60	20.63	23.86
Net Assets, end of period ($ x 1,000)	406,611	270,454	258,282	292,289	187,334	2,594

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may

30

require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

32

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	1,945,985,688	-	-	1,945,985,688
Exchange-Traded Funds	8,995,635	-	-	8,995,635
Investment Companies	35,981,009	-	-	35,981,009
U.S. Treasury Securities	-	624,995	-	624,995
Liabilities ($)
Other Financial Instruments:
Futures††	(290,469)	-	-	(290,469)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $45,461 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from

34

investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $21,752,147 and long-term capital gains $132,689,116. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2021 was approximately $489,503 with a related weighted average annualized interest rate of 1.27%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2021, fees reimbursed by the Adviser amounted to $105,550.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, the fund was charged $1,810,843 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $404,036 and Shareholder Services Plan fees of $320,797, which are

36

offset against an expense reimbursement currently in effect in the amount of $16,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2021, amounted to $276,428,796 and $471,014,877, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Equity futures	9,051,771

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $906,864,981, consisting of $964,804,838 gross unrealized appreciation and $57,939,857 gross unrealized depreciation.

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

38

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Investor class shares with the performance of a group of retail pure no-load small-cap core index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all retail no-load small-cap core funds, excluding outliers (the “Expense Universe”), the

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group medians for the three- and ten-year periods and below the medians for the other periods, and above the Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group medians in the periods when performance was below median. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising the one separate account or other type of client portfolio that is considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

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Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

BNY Mellon Smallcap Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0077SA0421

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Index Funds, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 22, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)